     As filed with the Securities and Exchange Commission on August 23, 2002




                           Registration No. 333-85020


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      [ ] Pre-Effective Amendment No. __

                      [X] Post-Effective Amendment No. 1
                        (Check Appropriate Box or Boxes)

                            Liberty Funds Trust VI *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)


                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



Title of Securities Being Registered: Shares of Beneficial Interest, no par value

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] On [date] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] On [date] pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] On [date] pursuant to paragraph (a)(2) of Rule 485

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of the Liberty Small-Cap Value Fund.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     Your fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to the Liberty Funds, Stein Roe Funds, Galaxy Funds and Columbia Funds groups. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia specifically recommended the acquisition of the Liberty Contrarian Small-Cap Fund because of the relatively small size of the fund and its inability to attract significant assets. More information on the specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.



     THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION.


     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC, Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!



     If you have any questions regarding the combined Prospectus/Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

-S-Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


August 23, 2002


SHM-60/417J/0402

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 18, 2002


                            LIBERTY FUNDS TRUST III
                       LIBERTY CONTRARIAN SMALL-CAP FUND


     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Contrarian Small-Cap Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of Columbia Management Group, Inc., the parent of the Liberty Contrarian Small-Cap Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:


     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Contrarian Small-Cap Fund to, and the assumption of all of the liabilities of the Liberty Contrarian Small-Cap Fund by, the Liberty Small-Cap Value Fund in exchange for shares of the Liberty Small-Cap Value Fund and the distribution of such shares to the shareholders of the Liberty Contrarian Small-Cap Fund in complete liquidation of the Liberty Contrarian Small-Cap Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.


     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.


                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary


August 23, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY CONTRARIAN SMALL-CAP FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 23, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       LIBERTY CONTRARIAN SMALL-CAP FUND
                          c/o Liberty Funds Trust III
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                          LIBERTY SMALL-CAP VALUE FUND
                           c/o Liberty Funds Trust VI
                              One Financial Center
                          Boston, Massachusetts 02111

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Liberty Contrarian Small-Cap
            Fund by the Liberty Small-Cap Value Fund........    9
  The Proposal..............................................    9
  Principal Investment Risks................................    9
  Information about the Acquisition.........................    9
GENERAL.....................................................   16
  Voting Information........................................   16
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of June 30, 2001 -- Liberty Small-Cap Value
              Fund..........................................  D-1
Appendix E -- Financial Highlights of the Liberty Small-Cap
  Value Fund................................................  E-1
Appendix F -- Information Applicable to Liberty Small-Cap
  Value Fund Class I Shares.................................  F-1



     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Contrarian Small-Cap Fund (the "Contrarian Fund") by the Liberty Small-Cap Value Fund (the "Small-Cap Fund," and together with the Contrarian Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Contrarian Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on October 18, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.


     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Contrarian Fund by the Small-Cap Fund. If the Acquisition occurs, you will become a shareholder of the Small-Cap Fund. The Small-Cap Fund seeks long-term growth. If the Agreement and Plan of Reorganization is approved by the shareholders of the Contrarian Fund and the Acquisition occurs, the Contrarian Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Small-Cap Fund in exchange for shares of the same class of the Small-Cap Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Contrarian Fund will be distributed pro rata to its shareholders of the same class.

     Please review the enclosed Prospectus of the Small-Cap Fund for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:


     - The Prospectuses of the Contrarian Fund dated March 1, 2002, as supplemented on April 22, 2002, May 1, 2002 (Class Z only) and July 12, 2002.



     - The Statement of Additional Information of the Contrarian Fund dated March 1, 2002, as supplemented on April 22, 2002.


     - Management's discussion of Fund performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Contrarian Fund dated October 31, 2001.


     - The financial statements included in the Contrarian Fund's Semi-Annual Report to Shareholders dated April 30, 2002.



     - The Statement of Additional Information of the Small-Cap Fund dated August 23, 2002, relating to the Acquisition.



     The Contrarian Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com. Text-only versions of all the Contrarian Fund and Small-Cap Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 and at the regional officers of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Liberty Funds Trust III ("Trust III"), who are also the Trustees of Liberty Funds Trust VI ("Trust VI") (each a "Trust" and together, the "Trusts"), are recommending that the Small-Cap Fund acquire the Contrarian Fund. This means that the Small-Cap Fund would acquire all of the assets and liabilities of the Contrarian Fund in exchange for shares of the Small-Cap Fund. If the Acquisition is approved, you will receive shares of the Small-Cap Fund with an aggregate net asset value equal to the aggregate net asset value of your Contrarian Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around November 4, 2002 or such other date as the parties may agree.


Please note that the Trustees of Trust III have approved the liquidation of the Contrarian Fund in the event that its shareholders do not approve the Acquisition.

2.  WHY IS THE ACQUISITION BEING PROPOSED?


The Trustees of Trust III recommend approval of the Acquisition because it offers shareholders of the Contrarian Fund an investment in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Contrarian Fund. In reviewing the Acquisition, the Trustees also considered:


- that, because the Contrarian Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Trust III have approved the liquidation of the Contrarian Fund in the event that its shareholders do not approve the Acquisition;


- that, based on estimated expense ratios as of December 31, 2001, although Contrarian Fund shareholders (other than holders of Class I shares) are expected to experience an increase in net expenses (expenses reduced by the voluntary fee waiver and expense reimbursement described in footnote 8 to the Annual Fund Operating Expenses table below) due to higher transfer agency fees attributable to the Small-Cap Fund, they are expected to experience a decrease in gross expenses (expenses before reduction by such voluntary waiver and reimbursement) and will move into a larger fund with better long-term performance; and


- that the Acquisition is expected to be tax-free for shareholders of the Contrarian Fund who choose to remain shareholders of the Small-Cap Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE CONTRARIAN FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE SMALL-CAP FUND ARE GENERALLY SIMILAR TO THOSE OF THE CONTRARIAN FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. THE SMALL-CAP FUND UTILIZES A MORE TRADITIONAL VALUE STYLE APPROACH TO INVESTING WHEREAS THE CONTRARIAN FUND USES A CONTRARIAN, OR "DEEP VALUE," INVESTMENT STYLE. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Contrarian Fund and the Small-Cap Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Small-Cap Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Contrarian Fund for its last fiscal year (ended October 31, 2001) and for the Small-Cap Fund for its last fiscal year (ended June 30, 2002) (for Class I shares of the Small-Cap Fund, expenses shown are estimates based on the expenses of Class Z shares of the Small-Cap Fund for its last fiscal year) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).


Shareholders of the Contrarian Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                 CONTRARIAN FUND(1)
                                                                 ------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS I    CLASS Z
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           5.75       0.00       0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser
of purchase price or redemption price)            1.00(2)    5.00       1.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                          (3)        (3)        (3)        (3)        (3)

                                                                SMALL-CAP FUND(1)(4)
                                                                --------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS I    CLASS Z
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           5.75       0.00       0.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser
of purchase price or redemption price)            1.00(2)    5.00       1.00       0.00       0.00
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                          (3)        (3)        (3)        (3)        (3)

---------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Small-Cap Fund is offering a new class of shares, Class I shares, in connection with the Acquisition. Shareholder Fees shown above will not be affected by the Acquisition.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)


                                                                  CONTRARIAN FUND
                                                    (FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001)
                                                    --------------------------------------------
                                                CLASS A    CLASS B    CLASS C    CLASS I     CLASS Z
Management fee(5)(%)                             1.05       1.05       1.05        1.05       1.05
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6)(%)      0.25       1.00       1.00        0.00       0.00
----------------------------------------------------------------------------------------------------
Other expenses (%)                               0.65       0.65       0.65        0.49       0.65
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses(5)(%)       1.95       2.70       2.70        1.54       1.70



                                                                    SMALL-CAP FUND
                                                      (FOR THE FISCAL YEAR ENDED JUNE 30, 2002)
                                                      -----------------------------------------
                                                CLASS A    CLASS B    CLASS C    CLASS I(7)    CLASS Z
Management fee (%)                               0.80       0.80       0.80         0.80        0.80
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6)(%)      0.25       1.00       1.00         0.00        0.00
------------------------------------------------------------------------------------------------------
Other expenses(7)(%)                             0.60       0.60       0.60         0.31        0.60
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)         1.65       2.40       2.40         1.11        1.40


                                                         SMALL-CAP FUND (PRO FORMA COMBINED)
                                                         -----------------------------------
                                                CLASS A    CLASS B    CLASS C    CLASS I(7)    CLASS Z
Management fee(8)(%)                             0.80       0.80       0.80         0.80        0.80
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(6)(%)      0.25       1.00       1.00         0.00        0.00
------------------------------------------------------------------------------------------------------
Other expenses(7)(%)                             0.53       0.53       0.53         0.21        0.53
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(8)(%)       1.58       2.33       2.33         1.01        1.33

---------------
(5) The Contrarian Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. The Contrarian Fund's advisor has also voluntarily agreed to reimburse the Fund for transfer agency fees so that Class A, B, C and Z transfer agency expenses will not exceed 0.25%. If these waivers and reimbursements were reflected in the table, the management fees for each share class would be 0.51% and total annual fund operating expenses for Class A, B, C, I and Z shares would be 1.41%, 2.16%, 2.16%, 1.00% and 1.16%, respectively. This arrangement may be modified or terminated by the advisor at any time.

(6) The Contrarian Fund and the Small-Cap Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, B and C shares, and the annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets attributable to these classes.

(7) The Small-Cap Fund is offering a new class of shares, Class I shares, in connection with the Acquisition. "Other expenses" for Class I shares of the Small-Cap Fund are estimated based on the actual expenses of Class Z shares of the Small-Cap Fund, excluding transfer agency fees, for the current fiscal year.


(8) In connection with the Acquisition, the Small-Cap Fund's advisor has indicated that it will voluntarily waive advisory fees and reimburse the Fund for certain expenses so that, following the Acquisition, the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. The advisor has also indicated that it will voluntarily reimburse the Fund so that transfer agency fees for Class A, B, C and Z shares will not exceed 0.25%. If this waiver and reimbursement were reflected in the table, the management fees for each share class would be 0.79%, other expenses would be 0.46% for Class A, B, C and Z shares, and total annual fund operating expenses for Class A, B, C, I and Z shares would be 1.50%, 2.25%, 2.25%, 1.00% and 1.25%, respectively. This arrangement may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Contrarian Fund or the Small-Cap Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

     - Class B shares convert to Class A shares after eight years


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
CONTRARIAN FUND
Class A                                                    $762     $1,152     $1,567      $2,719
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           273        838      1,430       2,851
         sold all your shares at end of period              773      1,138      1,630       2,851
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           273        838      1,430       3,032
         sold all your shares at end of period              373        838      1,430       3,032
--------------------------------------------------------------------------------------------------
Class I                                                     157        486        839       1,834
--------------------------------------------------------------------------------------------------
Class Z                                                     173        536        923       2,009
--------------------------------------------------------------------------------------------------
SMALL-CAP FUND
Class A                                                    $733     $1,065     $1,420      $2,417
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           243        748      1,280       2,550
         sold all your shares at end of period              743      1,048      1,480       2,550
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           243        748      1,280       2,736
         sold all your shares at end of period              343        748      1,280       2,736
--------------------------------------------------------------------------------------------------
Class I                                                     113        353        612       1,352
--------------------------------------------------------------------------------------------------
Class Z                                                     143        443        766       1,680
--------------------------------------------------------------------------------------------------
SMALL-CAP FUND
(pro forma combined)
Class A                                                    $726     $1,045     $1,386      $2,345
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           236        727      1,245       2,479
         sold all your shares at end of period              736      1,027      1,445       2,479
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           236        727      1,245       2,666
         sold all your shares at end of period              336        727      1,245       2,666
--------------------------------------------------------------------------------------------------
Class I                                                     103        322        558       1,236
--------------------------------------------------------------------------------------------------
Class Z                                                     135        421        729       1,601


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Contrarian Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Small-Cap Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE CONTRARIAN FUND AND THE SMALL-CAP FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:


-------------------------------------------------------------------------------
               CONTRARIAN FUND                        SMALL-CAP FUND
-------------------------------------------------------------------------------
     INVESTMENT GOAL: The Contrarian Fund  INVESTMENT GOAL: The Small-Cap Fund
     seeks significant long-term capital   seeks long-term growth by investing
     appreciation.                         primarily in smaller capitalization
                                           equities.
-------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES:      PRINCIPAL INVESTMENT STRATEGIES:
     The Contrarian Fund seeks to achieve  The Small-Cap Fund seeks to achieve
     its goal as follows:                  its goal as follows:
     - The Fund invests at least 80% of    - The Fund invests at least 80% of
       its net assets (plus any borrowings   its net assets (plus any borrowings
       for investment purposes) in small     for investment purposes) in small
       cap companies with market             capitalization stocks with market
       capitalizations equal to or less      capitalizations equal to or less
       than the largest stock in the S&P     than the largest stock included in
       SmallCap 600 Index at the time of     the S&P SmallCap 600 Index at the
       purchase (approximately $3.8          time of purchase.
       billion as of December 31, 2001).
     - Uses a contrarian investment        - The Fund may invest up to 10% of
       approach.                             its assets in foreign securities.
                                           - When purchasing securities for the
                                             Fund, the Fund's advisor may
                                             choose securities of companies it
                                             believes are undervalued.
-------------------------------------------------------------------------------



The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goal:



     - The Contrarian Fund uses a contrarian, or "deep value," investment style, whereas the Small-Cap Fund uses a more traditional value investment style. Traditional value style investing means that the Small-Cap Fund's advisor looks to buy stocks of companies that have attractive current prices, consistent operating performance and/or favorable future growth prospects. Contrarian or "deep value" investing is an approach that puts primary emphasis on the reasons for the decline in a security price, the analysis of the issuer's business plan and the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The Contrarian Fund's advisor attempts to identify and invest in stocks that are selling at a discount from their estimated intrinsic value, with the expectation that the market prices of these undervalued securities will rise to their estimated intrinsic value.



     - The Small-Cap Fund may invest up to 10% of its assets in foreign securities. Investment in foreign securities is not a principal strategy of the Contrarian Fund.


The investment policies of each Fund are generally similar, except for the following differences between their non-fundamental policies:

     - Unlike the Small-Cap Fund, the Contrarian Fund may make short sales that are not covered.

     - The Small-Cap Fund may not purchase securities on margin (but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions), whereas the Contrarian Fund has no such restriction.

For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.


5.  WHAT CLASS OF SMALL-CAP FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION
    OCCURS?


You will receive the same class of shares that you currently own in the Contrarian Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs") upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.


Please see Appendix F for more information on Class I shares of the Small-Cap Fund.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Contrarian Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Contrarian Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.


The cost basis and holding period of your Contrarian Fund shares are expected to carry over to your new shares in the Small-Cap Fund.

        PROPOSAL -- ACQUISITION OF THE LIBERTY CONTRARIAN SMALL-CAP FUND
                      BY THE LIBERTY SMALL-CAP VALUE FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated April 25, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Contrarian Fund by the Small-Cap Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Small-Cap Fund, and how do they compare with those of the Contrarian Fund?

     The Small-Cap Fund is subject to market risk, management risk, the risks associated with value stocks, the risks associated with investing in smaller companies and liquidity risks associated with investments in illiquid securities, which are the risks to which the Contrarian Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of the Small-Cap Fund, please see the enclosed Prospectus of the Small-Cap Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     SHAREHOLDERS OF THE CONTRARIAN FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE SMALL-CAP FUND ARE GENERALLY SIMILAR TO THOSE OF THE CONTRARIAN FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. THE SMALL-CAP FUND UTILIZES A MORE TRADITIONAL VALUE STYLE APPROACH TO INVESTING WHEREAS THE CONTRARIAN FUND USES A CONTRARIAN, OR "DEEP VALUE," INVESTMENT STYLE. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of the Contrarian Fund, the Acquisition is expected to occur on or around November 4, 2002, or such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


     - The Contrarian Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Small-Cap Fund in exchange for shares of the same class of the Small-Cap Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on November 1, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.


     - The shares of each class of the Small-Cap Fund received by the Contrarian Fund will be distributed to the shareholders of the same class of the Contrarian Fund pro rata in accordance with their percentage ownership of such class of the Contrarian Fund in full liquidation of the Contrarian Fund.

     - After the Acquisition, the Contrarian Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Contrarian Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Trust III and Trust VI.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust III to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in the Small-Cap Fund of the same class as the shares that you currently own in the Contrarian Fund. Please see Appendix F for more information on Class I shares of the Small-Cap Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Contrarian Fund shares.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Small-Cap Fund of Trust VI.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of Trust III, who are also the Trustees of Trust VI, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Fund groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.*


---------------


* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the Contrarian Fund to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Contrarian Fund. Based on estimated expense ratios as of December 31, 2001, although Contrarian Fund shareholders (other than holders of Class I shares) are expected to experience an increase in net expenses (expenses reduced by the voluntary fee waiver and expense reimbursement described in footnotes 5 and 8 to the Annual Fund Operating Expenses table above) due to higher transfer agency fees of the Small Cap Fund, they will move into a larger fund with better long-term performance. Columbia recommended that the Trustees approve (and they subsequently approved) the liquidation of the Contrarian Fund in the event that its shareholders do not approve the Acquisition.

     - The Contrarian Fund has lost a significant amount of its total assets due to an extremely high level of redemptions and is not likely to grow on its own. Columbia has indicated to the Trustees that it would not be willing to continue subsidizing the Contrarian Fund's operations (through fee waivers or expense reimbursements) over the long term.

     - The Acquisition is intended to permit the Contrarian Fund's shareholders to exchange their investment for an investment in the Small-Cap Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Contrarian Fund shareholder were to redeem his or her shares to invest in another fund, like the Small-Cap Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Contrarian Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Contrarian Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Small-Cap Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.


     The Trustees considered that shareholders of the Contrarian Fund who do not want to become shareholders of the Small-Cap Fund, whether because the expenses they expect to bear would increase or otherwise, could redeem their shares in the Contrarian Fund prior to the Acquisition.


     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Small-Cap Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2001, for the Class A shares of each of the Contrarian Fund and the Small-Cap Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                CONTRARIAN FUND

[BAR CHART]


The Fund's year-to-date total return through June 30, 2002, was -15.94%.

For period shown in bar chart:
Best quarter: 2nd quarter 1999, +29.61%
Worst quarter: 3rd quarter 1998, -33.61%

                                 SMALL-CAP FUND

                                  [BAR CHART]


The Fund's year-to-date total return through June 30, 2002, was -4.51%.

For period shown in bar chart:
Best quarter: 2nd quarter 1997, +18.08%
Worst quarter: 3rd quarter 1998, -26.10%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A, B, C, I (Contrarian Fund only) and Z shares of the Contrarian Fund and Small-Cap Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices.

     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CONTRARIAN FUND(9)(10)

                                                         INCEPTION
                                                           DATE       1 YEAR    5 YEARS    10 YEARS
                                                         ---------    ------    -------    --------
Class A (%)                                                4/9/87
  Return Before Taxes                                                  2.67      -3.80       6.84
  Return After Taxes on Distributions                                  2.67      -4.50       5.88
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               1.62      -3.14       5.40
---------------------------------------------------------------------------------------------------
Class B (%)                                               2/16/01
  Return Before Taxes                                                  3.73      -3.04       7.45
  Return After Taxes on Distributions                                  3.73      -3.75       6.49
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               2.27      -2.54       5.94
---------------------------------------------------------------------------------------------------
Class C (%)                                               2/16/01
  Return Before Taxes                                                  6.44      -2.92       7.33
  Return After Taxes on Distributions                                  6.44      -3.63       6.36
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               3.92      -2.45       5.83
---------------------------------------------------------------------------------------------------
Class I (%)                                               11/1/00
  Return Before Taxes                                                  9.33      -2.59       7.51
  Return After Taxes on Distributions                                  9.33      -3.29       6.55
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               5.68      -2.19       5.98
---------------------------------------------------------------------------------------------------
Class Z (%)                                               1/12/01
  Return Before Taxes                                                  9.03      -2.64       7.48
  Return After Taxes on Distributions                                  9.03      -3.35       6.52
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               5.50      -2.23       5.96
---------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                        N/A      2.49       7.52      11.51

---------------
(9) The Contrarian Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(10) Classes B, C, I and Z are newer classes of shares. Their performance information includes returns of the Contrarian Fund's Class A shares (the oldest existing fund class) for periods prior to their inception. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower for Class B and Class C shares, and higher for Class I and Class Z shares.

SMALL-CAP FUND(11)(12)(13)

                                                         INCEPTION
                                                           DATE       1 YEAR    5 YEARS    10 YEARS
                                                         ---------    ------    -------    --------
Class A (%)                                               1/25/86
  Return Before Taxes                                                  0.71       7.72      13.66
  Return After Taxes on Distributions                                 -0.48       6.97      12.99
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               1.50       6.20      11.66
---------------------------------------------------------------------------------------------------
Class B (%)                                               11/9/92
  Return Before Taxes                                                  0.96       7.87      13.56
  Return After Taxes on Distributions                                 -0.39       7.06      12.86
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               1.79       6.33      11.57
---------------------------------------------------------------------------------------------------
Class C (%)                                               1/15/96
  Return Before Taxes                                                  4.99       8.19      13.84
  Return After Taxes on Distributions                                  3.68       7.41      13.15
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               4.21       6.60      11.83
---------------------------------------------------------------------------------------------------
Class Z (%)                                               7/31/95
  Return Before Taxes                                                  7.06       9.27      14.52
  Return After Taxes on Distributions                                  5.81       8.51      13.85
  Return After Taxes on Distributions and
     Sale of Fund Shares                                               5.41       7.51      12.45
---------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                        N/A      2.49       7.52      11.51
---------------------------------------------------------------------------------------------------
S&P 600 Index (%)                                             N/A      6.51      10.65      13.61

---------------
(11) The Small-Cap Fund's returns are compared to the Russell 2000 Index and the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), each of which is an unmanaged index that tracks the performance of small capitalization stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(12) Class I shares of the Small-Cap Fund, which were not in existence as of December 31, 2001, are not included in the table.

(13) Classes B, C and Z are newer classes of shares. Their performance information includes returns of the Small-Cap Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower for Class B and Class C shares, and higher for Class Z shares.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Contrarian Fund and the Small-Cap Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Contrarian Fund or the shareholders of the Contrarian Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Small-Cap Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Contrarian Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Small-Cap Fund shares you receive will include the holding period for your Contrarian Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Small-Cap Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Small-Cap Fund's tax basis in the assets that the Small-Cap Fund receives from the Contrarian Fund will be the same as the Contrarian Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Small-Cap Fund's holding period in such assets will include the Contrarian Fund's holding period in such assets.


     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. Neither the opinion nor the confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.



     Prior to the closing of the Acquisition, the Contrarian Fund will, and the Small-Cap Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.



     The Small-Cap Fund's ability to carry forward the realized capital losses of the Contrarian Fund and use them to offset its own future gains may be limited. First, one fund's capital losses cannot be used to offset non-de minimis net pre-Acquisition "built-in" gains of any other fund for five tax years. Second, a portion of the Contrarian Fund's capital losses may become unavailable for use by the Small-Cap Fund to offset any gains at all. Third, capital losses that do remain available to the Small-Cap Fund will offset capital gains realized after the Acquisitions and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisitions. Therefore, in certain circumstances, former shareholders of the Contrarian Fund may pay more taxes, or pay taxes sooner, than they would had the Acquisitions not occurred.



     As of July 31, 2002, the Small-Cap Fund had no realized capital losses, including current-year losses and net of current-year gains, and had de minimis pre-Acquisition "built-in" gains. As of the same date, the Contrarian Fund had approximately $70 million in realized capital losses, including current-year losses and net of current-year gains, and had no pre-Acquisition "built-in" gains.



     If the Acquisition had occurred on July 31, 2002, a significant portion of the Contrarian Fund's capital losses would become permanently unavailable for use by the Small-Cap Fund.


     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF TRUST III UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization dated April 25, 2002, among Trust III on behalf of the Contrarian Fund, Trust VI on behalf of the Small-Cap Fund, and Columbia will require the affirmative vote of a majority of the shares of the Contrarian Fund voted. A vote of the shareholders of the Small-Cap Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION


     The Trustees of Trust III are soliciting proxies from the shareholders of the Contrarian Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about August 23, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Contrarian Fund or by employees or agents of Columbia and its affiliated companies. In addition, PROXY ADVANTAGE, a division of PFPC, Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $6,473.


     Voting Process.  You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.


     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. Shareholders of the Contrarian Fund are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.


     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Contrarian Fund and the Small-Cap Fund are approximately $0 and $30,827, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Contrarian Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Contrarian Fund and the Small-Cap Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Contrarian Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Contrarian Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Contrarian Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Contrarian Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisors' and Underwriter's Addresses. The address of the Contrarian Fund's investment advisor, Crabbe Huson Group, Inc., is 121 S. W. Morrison, Suite 1400, Portland, Oregon 97204. The address of the

Small-Cap Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.


     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for each class of the Contrarian Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.


     Adjournments; Other Business. If the Contrarian Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Contrarian Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Contrarian Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Contrarian Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither Trust III nor Trust VI holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of Trust III or Trust VI, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 25, 2002, is by and among Liberty Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of the Liberty Contrarian Small-Cap Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust VI (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 3, 1992, as amended, on behalf of the Liberty Small-Cap Value Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on July 29, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Small-Cap Value Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended October 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since October 31, 2001;

        (g) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the

             Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and fifty percent (50%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

           (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

           (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

           If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Funds Trust III, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary, or to Liberty Funds Trust VI, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                            LIBERTY FUNDS TRUST III
                                            on behalf of Liberty Contrarian
                                            Small-Cap Fund

                                            By: /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------
                                            Name: J. Kevin Connaughton
                                            Title:  Treasurer

ATTEST:

/s/ RUSSELL L. KANE
------------------------------------
Name: Russell L. Kane
Title:  Assistant Secretary

                                            LIBERTY FUNDS TRUST VI
                                            on behalf of Liberty Small-Cap Value
                                            Fund

                                            By: /s/ J. KEVIN CONNAUGHTON
                                              ----------------------------------
                                            Name: J. Kevin Connaughton
                                            Title:  Treasurer

ATTEST:

/s/ RUSSELL L. KANE
------------------------------------
Name: Russell L. Kane
Title:  Assistant Secretary

                                            Solely for purposes of paragraph 9.2
                                            of the Agreement

                                            COLUMBIA MANAGEMENT GROUP, INC.

                                            By: /s/ KEITH T. BANKS
                                              ----------------------------------
                                            Name: Keith T. Banks
                                            Title: President

ATTEST:

/s/ ROBERT J. FITZPATRICK
------------------------------------------------------
Name: Robert J. Fitzpatrick
Title: Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE CONTRARIAN FUND


     For each class of the Contrarian Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 2, 2002, was as follows:



                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                           CLASS    ENTITLED TO VOTE
----                                           -----    ----------------
CONTRARIAN FUND..............................   A        3,564,735.6110
                                                B           18,208.8330
                                                C            2,164.3250
                                                I          218,044.4740
                                                Z               98.8140


OWNERSHIP OF SHARES


     As of August 2, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:



                                                                NUMBER OF       PERCENTAGE OF
                                                               OUTSTANDING       OUTSTANDING
                                                             SHARES OF CLASS   SHARES OF CLASS
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               OWNED             OWNED
--------------      -------------------------------          ---------------   ---------------
CONTRARIAN FUND
  CLASS A.........  Charles Schwab & Co. Inc.                  778,752.777          21.85%
                    Special Custody A/C for Benft. Cust.
                    Attn.: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA 94104-4122

  CLASS B.........  Donaldson Lufkin Jenrette                    1,216.090           6.68%
                    Securities Corp. Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052

                    Prudential Securities Inc. FBO               1,067.476           5.86%
                    Mrs. Barbara A. Martin
                    IRA Dtd 03/24/99
                    1458 NW Yankee Dr.
                    Blue Springs, MO 64015-3808

                    Thomas R. Cunningham &                       1,045.329           5.74%
                    Denise M. Cunningham JTWROS
                    315 Copples Lane
                    Wallingford, PA 19086-6343

                    Investors Bank & Trust Rollover IRA            987.737           5.42%
                    Gayle Waldstein
                    6655 N. Canyon Crest Dr. Apt. 26101
                    Tucson, AZ 85750-0721

                                                                NUMBER OF       PERCENTAGE OF
                                                               OUTSTANDING       OUTSTANDING
                                                             SHARES OF CLASS   SHARES OF CLASS
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               OWNED             OWNED
--------------      -------------------------------          ---------------   ---------------
                    Donaldson Lufkin Jenrette                      940.734           5.17%
                    Securities Corporation Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052

CLASS C...........  Donaldson Lufkin Jenrette                    2,146.691          99.19%
                    Securities Corp. Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052

CLASS I...........  Chicagoland Race Meet Operators            192,661.684          88.36%
                    Pension Trust Fund
                    8700 W Bryn Mawr Ave.
                    Ste. 810N
                    Chicago, IL 60631-3577

                    Investors Bank & Trust Rollover IRA         25,382.790          11.64%
                    Joanne Panian
                    16112 NW Claremont Dr.
                    Portland, OR 97229-7836

CLASS Z...........  FIM Funding, Inc. c/o Liberty Funds             98.814         100.00%
                    Group One Financial Center 13th Floor
                    Mail Stop: MA DE 11513G Boston, MA
                    02111-2621

SMALL-CAP FUND
CLASS A...........  Merrill Lynch Pierce Fenner & Smith        434,725.033          11.37%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97RE1
                    4800 Deer Lake Dr. E. 2nd Floor
                    Jacksonville, FL 32246-6484

CLASS B...........  Merrill Lynch Pierce Fenner & Smith        618,376.496           9.41%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97B42
                    4800 Deer Lake Dr. E. 2nd Floor
                    Jacksonville, FL 32246-6484

CLASS C...........  Merrill Lynch Pierce Fenner & Smith        146,888.522          19.76%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97RE1
                    4800 Deer Lake Dr. E., 2nd Floor
                    Jacksonville, FL 32246-6484

CLASS Z...........  Mary Ellen Wurm                                853.430          12.33%
                    3338 NW Franklin Ct.
                    Portland, OR 97210-1924

                    Investors Bank & Trust Rollover IRA          2,452.671          35.43%
                    Gerald Roffe
                    26 Hamlet Dr.
                    Commack, NY 11725-4434

                                                                NUMBER OF       PERCENTAGE OF
                                                               OUTSTANDING       OUTSTANDING
                                                             SHARES OF CLASS   SHARES OF CLASS
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               OWNED             OWNED
--------------      -------------------------------          ---------------   ---------------
                    Kenneth B. Hoo                               1,801.770          26.03%
                    Don Y. Chin JT WROS
                    143 Ceil Rd.
                    Trumbull, CT 06611-3420

                    Donaldson Lufkin Jenrette                      441.826           6.38%
                    Securities Corp. Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052



OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION


     As of August 2, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Small-Cap Fund upon consummation of the
Acquisition:


                                                                   PERCENTAGE OF OUTSTANDING
                                                                  SHARES OF CLASS OWNED UPON
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               CONSUMMATION OF ACQUISITION
--------------      -------------------------------               ---------------------------
CONTRARIAN FUND
  CLASS A.........  Charles Schwab & Co Inc.                                   3.85%
                    Special Custody A/C for Benft. Cust.
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA 94104-4122

  CLASS B.........  Donaldson Lufkin Jenrette                                      *
                    Securities Corp. Inc.
                    P. O. Box 2052
                    Jersey City, NJ 07303-2052

                    Prudential Securities Inc. FBO                                 *
                    Mrs. Barbara A. Martin
                    IRA Dtd 03/24/99
                    1458 NW Yankee Dr.
                    Blue Springs, MO 64015-3808

                    Thomas R. Cunningham &                                         *
                    Denise M. Cunningham JTWROS
                    315 Copples Lane
                    Wallingford, PA 19086-6343

                    Investors Bank & Trust Rollover IRA                            *
                    Gayle Waldstein
                    6655 N. Canyon Crest Dr. Apt. 26101
                    Tucson, AZ 85750-0721


---------------

* Rounds to less than 0.01%.

                                                                   PERCENTAGE OF OUTSTANDING
                                                                  SHARES OF CLASS OWNED UPON
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               CONSUMMATION OF ACQUISITION
--------------      -------------------------------               ---------------------------
                    Donaldson Lufkin Jenrette                                      *
                    Securities Corporation Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052

  CLASS C.........  Donaldson Lufkin Jenrette                                  0.07%
                    Securities Corp. Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-2052

  CLASS I.........  Chicagoland Race Meet Operators                           77.52%
                    Pension Trust Fund
                    8700 W Bryn Mawr Ave.
                    Ste. 810N
                    Chicago, IL 60631-3577

                    Investors Bank & Trust Rollover IRA                       10.21%
                    Joanne Panian
                    16112 NW Claremont Dr.
                    Portland, OR 97229-7836

  CLASS Z.........  FIM Funding, Inc.                                          0.04%
                    c/o Liberty Funds Group
                    One Financial Center 13th Floor
                    Mail Stop: MA DE 11513G
                    Boston, MA 02111-2621

SMALL-CAP FUND
  CLASS A.........  Merrill Lynch Pierce Fenner & Smith                        9.37%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97RE1
                    4800 Deer Lake Dr. E. 2nd Floor
                    Jacksonville, FL 32246-6484

  CLASS B.........  Merrill Lynch Pierce Fenner & Smith                        9.41%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97B42
                    4800 Deer Lake Dr. E. 2nd Floor
                    Jacksonville, FL 32246-6484

  CLASS C.........  Merrill Lynch Pierce Fenner & Smith                       19.75%
                    For the Sole Benefit of its Customers
                    Attn: Fund Administration #97RE1
                    4800 Deer Lake Dr. E. 2nd Floor
                    Jacksonville, FL 32246-6484

  CLASS Z.........  Mary Ellen Wurm                                            1.51%
                    3338 NW Franklin Ct.
                    Portland, OR 97210-1924

                    Investors Bank & Trust Rollover IRA                        4.34%
                    Gerald Roffe
                    26 Hamlet Dr.
                    Commack, NY 11725-4434


---------------


* Rounds to less than 0.01%.

                                                                   PERCENTAGE OF OUTSTANDING
                                                                  SHARES OF CLASS OWNED UPON
FUND AND CLASS      NAME AND ADDRESS OF SHAREHOLDER               CONSUMMATION OF ACQUISITION
--------------      -------------------------------               ---------------------------
                    Kenneth B. Hoo                                             3.19%
                    Don Y. Chin JT WROS
                    143 Ceil Rd.
                    Trumbull, CT 06611-3420

                    Donaldson Lufkin Jenrette                                  0.78%
                    Securities Corp. Inc.
                    P.O. Box 2052

                                                                      APPENDIX C

                                 CAPITALIZATION


     The following table shows on an unaudited basis the capitalization of each of the Contrarian Fund and the Small-Cap Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Contrarian Fund by the Small-Cap Fund at net asset value as of that date.


                                                                                   SMALL-CAP FUND
                                  CONTRARIAN       SMALL-CAP        PRO FORMA        PRO FORMA
                                     FUND             FUND         ADJUSTMENTS      COMBINED(1)
                                  -----------     ------------     -----------     --------------
Class A
Net asset value.................  $38,527,738     $143,251,634     $   (11,028)(2)  $181,768,344
Shares outstanding..............    3,896,046        3,899,933      (2,847,101)        4,948,878
Net asset value per share.......  $      9.89     $      36.73                      $      36.73

Class B
Net asset value.................  $   163,492     $228,070,627     $   (17,557)(2)  $228,216,562
Shares outstanding..............       16,577        6,739,735         (11,746)        6,744,566
Net asset value per share.......  $      9.86     $      33.84                      $      33.84

Class C
Net asset value.................  $    20,908     $ 26,445,794     $    (2,036)(2)  $ 26,464,666
Shares outstanding..............        2,147          757,481          (1,548)          758,080
Net asset value per share.......  $      9.74     $      34.91                      $      34.92

Class I
Net asset value.................  $ 4,490,220                                       $  4,490,220
Shares outstanding..............      451,866                         (331,871)          119,995(3)
Net asset value per share.......  $      9.94                                       $      37.42(3)

Class Z
Net asset value.................  $       981     $  2,677,613     $      (206)(2)  $  2,678,388
Shares outstanding..............           99           71,544             (73)           71,570
Net asset value per share.......  $      9.91     $      37.43                      $      37.42

---------------

(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Small-Cap Fund will be received by the shareholders of the Contrarian Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Small-Cap Fund that actually will be received on or after such date.


(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $0 and $30,827 to be borne by the Contrarian Fund and the Small-Cap Fund, respectively.


(3) Assumes Class I shares of the Contrarian Fund will be exchanged for Class I shares of the Small-Cap Fund based on the net asset value per share of Class Z shares of the Small-Cap Fund on May 31, 2002. As of May 31, 2002, there were no Class I shares of the Small-Cap Fund outstanding. Class I shares of the Contrarian Fund will be exchanged for new Class I shares of the Small-Cap Fund upon consummation of the Acquisition.

                                                                      APPENDIX D

        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF JUNE 30, 2001
                          LIBERTY SMALL-CAP VALUE FUND

PERFORMANCE INFORMATION -- LIBERTY SMALL-CAP VALUE FUND

VALUE OF A $10,000 INVESTMENT
6/30/91 - 6/30/01
[GRAPH]

                                      CLASS A (WITHOUT SALES   CLASS A (WITH SALES
                                             CHARGE)                 CHARGE)              RUSSELL 2000         S & P 600 INDEX
                                      ----------------------   -------------------        ------------         ---------------
1991                                           10000                   9425                  10000                  10000
1992                                           10657                  10044                  11454                  11710
1993                                           13707                  12919                  14431                  15043
1994                                           14409                  13580                  15057                  15323
1995                                           19240                  18133                  18086                  18440
1996                                           24109                  22723                  22409                  23236
1997                                           28818                  27161                  26071                  28279
1998                                           34277                  32306                  30369                  33775
1999                                           30412                  28663                  30824                  32995
2000                                           32615                  30739                  35240                  37742
2001                                           39107                  36859                  35472                  41942

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 6/30/91 - 6/30/01

                                                           without     with
                                                            sales      sales
                                                           charge     charge
Class A                                                    $39,107    $36,859
-----------------------------------------------------------------------------
Class B                                                    $36,658    $36,658
-----------------------------------------------------------------------------
Class C                                                    $37,556    $37,556
-----------------------------------------------------------------------------
Class Z                                                    $39,684        N/A

     The S&P Small Cap 600 Index tracks the performance of 600 small-capitalization stocks. The Russell 2000 Index is an unmanaged, market capitalization-weighted index of 2,000 small companies. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01 (%)

Share class                              A                    B                    C               Z
Inception date                      7/25/86(1)             11/9/92              1/15/96         1/31/96
-------------------------------------------------------------------------------------------------------
                                 without     with     without     with     without     with     without
                                  sales     sales      sales     sales      sales     sales      sales
                                 charge     charge    charge     charge    charge     charge    charge
1 year                            19.86     12.97      18.83     13.83      18.85     17.85      20.05
-------------------------------------------------------------------------------------------------------
5 years                           10.16      8.86       9.31      9.03       9.34      9.34      10.42
-------------------------------------------------------------------------------------------------------
10 years                          14.61     13.93      13.87     13.87      14.15     14.15      14.78

---------------
PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class B, C and Z share (new class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A and the newer class shares.

Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been different.

(1) Investment policies changed November 2, 1992.

TOP 10 HOLDINGS AS OF 6/30/01 (%)

Radian Group                                                  1.8
-----------------------------------------------------------------
Petroleum Geo Services                                        1.8
-----------------------------------------------------------------
Constellation Brands                                          1.6
-----------------------------------------------------------------
Suiza Foods                                                   1.5
-----------------------------------------------------------------
Dal Tile International                                        1.4
-----------------------------------------------------------------
Cendant                                                       1.4
-----------------------------------------------------------------
Reliance Steel and Aluminum                                   1.3
-----------------------------------------------------------------
Six Flags                                                     1.3
-----------------------------------------------------------------
Amphenol                                                      1.3
-----------------------------------------------------------------
Millipore                                                     1.3

     Portfolio holding breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future because it is actively managed.

BOUGHT

     Pemstar (0.3% of net assets) is an electronics manufacturer that was formed by a high-quality management team spun out of IBM. Companies such as Motorola and Intel outsource their manufacturing of electronics to Pemstar to improve their return on investment capital and concentrate on core competencies. This is an area we think will grow significantly moving forward, and we got the stock at a relatively attractive price-to-earnings multiple.

     Reliance Steel and Aluminum Co. (1.3% of net assets) is a value added processor and distributor of more than 80,000 different metals to more than 70,000 customers. Reliance has an attractive, stable business model and excellent management. It has established an entrepreneurial and decentralized operating environment, where compensation is significantly tied to the financial performance of eighty smaller business units. Reliance's earnings have compounded at 30% per year in the eight years since it has become public. We think it can grow earnings at 10 to 15 percent over the next 5 years. Despite this attractive growth, we were able to buy the stock at just over 11 times next year's estimated earnings.

PORTFOLIO MANAGERS' REPORT

VALUE STOCKS RETURN TO FAVOR

     Following two years of underperformance, the value discipline made a significant comeback in 2001. The new economy's technology bubble burst and investors returned to investing in reasonably valued securities. For the 12-month period ended June 30, 2001, the fund's class A shares posted a total return of 19.86%, without sales charge. The switch to value investing helped the fund to perform better than its benchmark index, the S&P Small Cap 600 Index, which posted a return of 11.12% for the same period. Compared to its peer group, the fund under-performed the Morningstar(R) Small Value Category,(1) which returned 25.25%.

VALUE INVESTING CONTINUES TO SHINE

     Historically, growth stocks and value stocks have cycled in and out of favor. In recent years, investors flocked to such growth sectors as technology, telecom, and biotech. This caused growth stocks to become dramatically overextended. Conversely, investors' mania for these securities led to unprecedented bargains among value stocks.

     Despite the significant move in value versus growth over the last year, we believe that there is more to come. First, historically, the outperformance of value compared with growth and vice versa has occurred during periods greater than one year. Yet we are only about one year into the resurgence of value. Second, we believe value stocks are still reasonably priced relative to their historical valuations and relative to growth stocks' valuations. This is particularly true for small-cap value stocks. Third, the fundamentals of companies in the value area generally appear better than those in the growth arena. Finally, value stocks, and especially small-cap stocks, have done well coming out of an economic downturn.

PORTFOLIO CHANGES

     Given our favorable outlook for value, we continue to increase our weightings in stocks with low price/ earnings and price/cash flow ratios, instead of those with higher ratios. We are also reducing the number of holdings in the fund. This reduction allows us to better know our holdings and allows us to leverage our best ideas.

CONSUMER CONFIDENCE IS RETURNING

     Before March 2000, companies from all industries were overspending on information technology to counter a competitive threat from the Internet. This spending, coupled with high labor and raw material costs, hurt companies' profit margins. We believe profitability will eventually return to corporate America but we feel that consumer confidence will probably return first.

---------------
(1) (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Here's why. The Federal Reserve has cut interest rates six times since January 2001, energy prices are dropping and Americans are getting a tax refund. This will pad the wallets of consumers, whose confidence is already stabilizing. In this environment, we've increased our weightings in consumer cyclicals and industrials. We're finding attractive valuations, and we believe the fundamentals will improve. Additionally, we're considering certain sectors of technology, such as semiconductors. Fundamentally, we believe we are at or near the bottom of the cycle for these stocks. When the valuations become attractive we will look to add positions.

Jeffrey C. Kinzel

Daniel K. Cantor

JEFFREY C. KINZEL and DANIEL K. CANTOR are co-portfolio managers of the fund. Mr. Kinzel and Mr. Cantor are senior vice presidents of Colonial Management Associates, Inc., the advisor.

     Investing in smaller company stocks may present special risks, including illiquidity and greater price volatility than stocks of larger, more established companies.

                                                                      APPENDIX E

                            FINANCIAL HIGHLIGHTS OF
                        THE LIBERTY SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

     Selected data for a share of each class outstanding throughout each period are as follows:

                                (UNAUDITED)
                              SIX MONTHS ENDED                      YEAR ENDED JUNE 30,
                                DECEMBER 31,      --------------------------------------------------------
CLASS A SHARES:                     2001            2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................      $  37.49        $  32.56    $  30.36    $  34.21    $  30.57    $  26.48
                                  --------        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)......         (0.09)          (0.06)      (0.10)      (0.16)      (0.10)      (0.00)(b)
Net realized and unrealized
  gain (loss) on
  investments...............          0.66            6.38        2.30       (3.69)       5.79        5.07
                                  --------        --------    --------    --------    --------    --------
      Total from Investment
         Operations.........          0.57            6.32        2.20       (3.85)       5.69        5.07
                                  --------        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment
  income....................            --              --          --          --       (2.02)         --
From net realized capital
  gains.....................         (2.17)          (1.39)         --          --       (0.03)      (0.98)
                                  --------        --------    --------    --------    --------    --------
      Total Distributions
         Declared to
         Shareholders.......         (2.17)          (1.39)         --          --       (2.05)      (0.98)
                                  --------        --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD....................      $  35.89        $  37.49    $  32.56    $  30.36    $  34.21    $  30.57
                                  ========        ========    ========    ========    ========    ========
Total return(c).............          1.75%(d)       19.86%       7.25%     (11.25)%     18.95%      19.54%
                                  --------        --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses(e).................          1.60%(f)        1.58%       1.49%       1.49%       1.42%       1.32%
Net investment loss(e)......         (0.52)%(f)      (0.18)%     (0.33)%     (0.57)%     (0.28)%     (0.01)%
Portfolio turnover rate.....            29%(d)          29%         77%         53%         35%         54%
Net assets at end of period
  (000's)...................      $136,801        $137,042    $138,969    $263,436    $401,929    $131,151

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Represents less than $0.01.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f) Annualized.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                (UNAUDITED)
                              SIX MONTHS ENDED                      YEAR ENDED JUNE 30,
                                DECEMBER 31,      --------------------------------------------------------
CLASS B SHARES:                     2001            2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................      $  34.88        $  30.64    $  28.78    $  32.67    $  29.49    $  25.77
                                  --------        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)......         (0.21)          (0.31)      (0.31)      (0.36)      (0.34)      (0.20)
Net realized and unrealized
  gain (loss) on
  investments...............          0.61            5.94        2.17       (3.53)       5.57        4.90
                                  --------        --------    --------    --------    --------    --------
      Total from Investment
         Operations.........          0.40            5.63        1.86       (3.89)       5.23        4.70
                                  --------        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment
  income....................            --              --          --          --       (2.02)         --
From net realized capital
  gains.....................         (2.17)          (1.39)         --          --       (0.03)      (0.98)
                                  --------        --------    --------    --------    --------    --------
      Total Distributions
         Declared to
         Shareholders.......         (2.17)          (1.39)         --          --       (2.05)      (0.98)
                                  --------        --------    --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD....................      $  33.11        $  34.88    $  30.64    $  28.78    $  32.67    $  29.49
                                  ========        ========    ========    ========    ========    ========
Total return(b).............          1.40%(c)       18.83%       6.46%     (11.91)%     18.05%      18.63%
                                  --------        --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses(d).................          2.35%(e)        2.33%       2.24%       2.24%       2.17%       2.07%
Net investment loss(d)......         (1.27)%(e)      (0.93)%     (1.08)%     (1.32)%     (1.03)%     (0.76)%
Portfolio turnover rate.....            29%(c)          29%         77%         53%         35%         54%
Net assets at end of period
  (000's)...................      $226,750        $240,252    $238,607    $307,252    $370,699    $178,234

---------------
(a) Per share data were calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e) Annualized.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                      (UNAUDITED)
                                    SIX MONTHS ENDED                   YEAR ENDED JUNE 30,
                                      DECEMBER 31,      --------------------------------------------------
CLASS C SHARES:                           2001           2001       2000       1999      1998(A)     1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................      $ 35.91         $ 31.50    $ 29.59    $ 33.59    $ 30.24    $26.40
                                        -------         -------    -------    -------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)............        (0.22)          (0.31)     (0.32)     (0.37)     (0.35)    (0.21)
Net realized and unrealized gain
  (loss) on investments...........         0.64            6.11       2.23      (3.63)      5.75      5.03
                                        -------         -------    -------    -------    -------    ------
      Total from Investment
         Operations...............         0.42            5.80       1.91      (4.00)      5.40      4.82
                                        -------         -------    -------    -------    -------    ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS
From net investment income........           --              --         --         --      (2.02)       --
From net realized capital gains...        (2.17)          (1.39)        --         --      (0.03)    (0.98)
                                        -------         -------    -------    -------    -------    ------
      Total Distributions Declared
         to Shareholders..........        (2.17)          (1.39)        --         --      (2.05)    (0.98)
                                        -------         -------    -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD....      $ 34.16         $ 35.91    $ 31.50    $ 29.59    $ 33.59    $30.24
                                        =======         =======    =======    =======    =======    ======
Total return(c)...................         1.41%(d)       18.85%      6.45%    (11.91)%    18.17%    18.64%
                                        -------         -------    -------    -------    -------    ------
RATIOS TO AVERAGE NET ASSETS
Expenses(e).......................         2.35%(f)        2.33%      2.24%      2.24%      2.17%     2.07%
Net investment loss(e)............        (1.27)%(f)      (0.93)%    (1.08)%    (1.32)%    (1.03)%   (0.76)%
Portfolio turnover rate...........           29%(d)          29%        77%        53%        35%       54%
Net assets at end of period
  (000's).........................      $26,378         $27,886    $27,400    $35,987    $38,562    $8,194

---------------
(a) Class D shares were redesignated Class C shares on July 1, 1997.

(b) Per share data were calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f) Annualized.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                        (UNAUDITED)
                                      SIX MONTHS ENDED                  YEAR ENDED JUNE 30,
                                        DECEMBER 31,      ------------------------------------------------
CLASS Z SHARES:                             2001           2001      2000       1999       1998      1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................       $38.09         $33.01    $ 30.70    $ 34.49    $30.74    $26.55
                                           ------         ------    -------    -------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a).....        (0.05)          0.02      (0.02)     (0.09)    (0.01)     0.06
Net realized and unrealized gain
  (loss) on investments.............         0.69           6.45       2.33      (3.70)     5.81      5.11
                                           ------         ------    -------    -------    ------    ------
         Total from Investment
           Operations...............         0.64           6.47       2.31      (3.79)     5.80      5.17
                                           ------         ------    -------    -------    ------    ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS
From net investment income..........           --             --         --         --     (2.02)       --
From net realized capital gains.....        (2.17)         (1.39)        --         --     (0.03)    (0.98)
                                           ------         ------    -------    -------    ------    ------
         Total Distributions
           Declared to
           Shareholders.............        (2.17)         (1.39)        --         --     (2.05)    (0.98)
                                           ------         ------    -------    -------    ------    ------
NET ASSET VALUE, END OF PERIOD......       $36.56         $38.09    $ 33.01    $ 30.70    $34.49    $30.74
                                           ======         ======    =======    =======    ======    ======
         Total return(b)............         1.91%(c)      20.05%      7.52%    (10.99)%   19.21%    19.87%
                                           ------         ------    -------    -------    ------    ------
RATIOS TO AVERAGE NET ASSETS
Expenses(d).........................         1.35%(e)       1.33%      1.24%      1.24%     1.17%     1.07%
Net investment income (loss)(d).....        (0.27)%(e)      0.07%     (0.08)%    (0.32)%   (0.03)%    0.24%
Portfolio turnover rate.............           29%(c)         29%        77%        53%       35%       54%
Net assets at end of period
  (000's)...........................       $   53         $   21    $11,431    $11,654    $6,298    $4,825

---------------
(a) Per share data were calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e) Annualized.

                                                                      APPENDIX F

             INFORMATION APPLICABLE TO LIBERTY SMALL-CAP VALUE FUND
                                 CLASS I SHARES

WHO IS ELIGIBLE TO BUY CLASS I SHARES?

     Class I shares of the Small-Cap Fund may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with the Fund and which invest a minimum of $1 million.

HOW TO BUY SHARES

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

METHOD            INSTRUCTIONS
------------------------------------------------------------------------------
Through your      Your financial advisor can help you establish your account
financial         and buy Fund shares on your behalf. To receive the current
advisor           trading day's price, your financial advisor firm must
                  receive your request prior to the close of the New York
                  Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                  purchase for you.
------------------------------------------------------------------------------
By check          For new accounts send a completed application and check made
(new account)     payable to the Fund to the transfer agent, Liberty Funds
                  Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------
By check          For existing accounts fill out and return the additional
(existing         investment stub included in your quarterly statement, or
account)          send a letter of instruction including your Fund name and
                  account number with a check made payable to the Fund to
                  Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                  02105-1722.
------------------------------------------------------------------------------
By exchange       You or your financial advisor may acquire shares for your
                  account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money
                  market fund. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------
By wire           You may purchase shares by wiring money from your bank
                  account to your Fund account. To wire funds to your Fund
                  account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------
By electronic     You may purchase shares by electronically transferring money
funds transfer    from your bank account to your Fund account by calling
                  1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                  form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------
Automatic         You can make monthly or quarterly investments automatically
investment plan   from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                  transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------

METHOD            INSTRUCTIONS
------------------------------------------------------------------------------
Automated dollar  You can purchase shares for your account by exchanging $100
cost averaging    or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                  current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the
                  transfers. You may terminate your program or change the
                  amount of the exchange (subject to the $100 minimum) by
                  calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------
By dividend       You may automatically invest dividends distributed by
diversification   another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                  Fund, call 1-800-345-6611.

HOW TO EXCHANGE SHARES

     You may exchange Class I shares for Class I shares or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

     When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD            INSTRUCTIONS
------------------------------------------------------------------------------
Through your      You may call your financial advisor to place your sell
financial         order. To receive the current trading day's price, your
advisor           financial advisor firm must receive your request prior to
                  the close of regular trading on the NYSE, usually 4:00 p.m.
                  Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
------------------------------------------------------------------------------
By exchange       You or your financial advisor may sell shares by exchanging from a Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                  1-800-422-3737.
------------------------------------------------------------------------------

METHOD            INSTRUCTIONS
------------------------------------------------------------------------------
By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                  You do not need to set up this feature in advance of your
                  call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
------------------------------------------------------------------------------
By mail           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                  address below. In your letter of instruction, note the
                  Fund's name, share class, account number, and the dollar
                  value or number of shares you wish to sell. All account
                  owners must sign the letter, and signatures must be
                  guaranteed by either a bank, a member firm of a national
                  stock exchange or another eligible guarantor institution.
                  Additional documentation is required for sales by
                  corporations, agents, fiduciaries, surviving joint owners
                  and individual retirement account owners. For details, call
                  1-800-345-6611.
                  Mail your letter of instruction to Liberty Funds Services,
                  Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------
By wire           You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                  telephone request. Be sure to complete the appropriate
                  section of the account application for this feature.
------------------------------------------------------------------------------
By systematic     You may automatically sell a specified dollar amount or
withdrawal plan   percentage of your account on a monthly, quarterly or
                  semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                  available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                  Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------
By electronic     You may sell shares and request that the proceeds be
funds transfer    electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                  must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

     The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

SHARE CERTIFICATES

     Share certificates are not available for Class I shares.

                                                                 AUGUST 26, 2002

                                 SUPPLEMENT TO
                    COMBINED PROSPECTUS AND PROXY STATEMENT
                             DATED AUGUST 23, 2002

     The information provided below updates and replaces the information provided in Appendix D, "Management's Discussion of Fund Performance as of June 30, 2001 -- Liberty Small-Cap Value Fund," and Appendix E, "Financial Highlights of the Liberty Small-Cap Value Fund," in the Combined Prospectus and Proxy Statement dated August 23, 2002, relating to the acquisition of the assets and liabilities of the Liberty Contrarian Small-Cap Fund by the Liberty Small-Cap Value Fund.

                                                                      APPENDIX D

        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF JUNE 30, 2002
                          LIBERTY SMALL-CAP VALUE FUND

PERFORMANCE INFORMATION

VALUE OF A $10,000 INVESTMENT
6/30/92 - 6/30/02
[GRAPH]

                               CLASS A (WITHOUT      CLASS A (WITH                            S&P SMALLCAP
                                SALES CHARGE):      SALES CHARGE):        S&P SMALLCAP       600/BARRA VALUE
                                    $39,057             $36,811        600 INDEX: $35,926    INDEX: $43,605
                               ----------------     --------------     ------------------    --------------
1991                                  10000               10000                9425                10000
1992                                12140.4             11799.9             11121.4              12140.4
1993                                  14419             14023.2             13216.9                14419
1994                                13729.5             14907.5             14050.3                13750
1995                                17843.1             20503.8             19324.9                17970
1996                                21646.1             24264.7             22869.5              22659.8
1997                                27185.5             30057.8             28329.5              30922.5
1998                                26825.6             28201.4             26579.8                29354
1999                                30154.7             29361.7             27673.4              30242.1
2000                                33716.3             34930.1             32921.6              36554.5
2001                                35919.5             37332.3             35185.7              41342.9
2002                                  39057               36811               35926                43605

PERFORMANCE OF A $10,000 INVESTMENT 6/30/92 - 6/30/02 ($)

                                                             without     with
                                                              sales     sales
                                                             charge     charge
Class A                                                      39,057     36,811
------------------------------------------------------------------------------
Class B                                                      36,343     36,343
------------------------------------------------------------------------------
Class C                                                      37,236     37,236
------------------------------------------------------------------------------
Class Z                                                      39,736        n/a

     MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

     The S&P SmallCap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks contained in the S&P SmallCap 600 Index, as determined by the low price to book ratios. The S&P SmallCap 600 Index tracks the performance of 600 small-capitalization stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

     The inception date of the S&P SmallCap 600/Barra Value Index is 2/1/94. Performance prior to that time represents returns of the S&P SmallCap 600 Index.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/02 (%)

Share class                                     A                    B                    C               Z
Inception                                  7/25/86(1)             11/9/92              1/15/96         1/31/96
--------------------------------------------------------------------------------------------------------------
                                        without     with     without     with     without     with     without
                                         sales     sales      sales     sales      sales     sales      sales
                                        charge     charge    charge     charge    charge     charge    charge
1-year                                    6.43      0.31       5.65      0.71       5.66      4.67       6.71
--------------------------------------------------------------------------------------------------------------
5-year                                    7.63      6.36       6.81      6.50       6.83      6.83       7.88
--------------------------------------------------------------------------------------------------------------
10-year                                  14.60     13.92      13.77     13.77      14.05     14.05      14.79
--------------------------------------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Past performance is no guarantee of future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

---------------

(1) Investment policies changed November 2, 1992.

TOP 10 HOLDINGS AS OF 6/30/02 (%)

EMCOR Group                                                   1.7
-----------------------------------------------------------------
Tower Automotive                                              1.7
-----------------------------------------------------------------
Wolverine World Wide                                          1.6
-----------------------------------------------------------------
Six Flags                                                     1.4
-----------------------------------------------------------------
Reliance Steel & Aluminum                                     1.4
-----------------------------------------------------------------
Landstar System                                               1.4
-----------------------------------------------------------------
Esterline Technologies                                        1.3
-----------------------------------------------------------------
Mykrolis                                                      1.3
-----------------------------------------------------------------
Werner Enterprises                                            1.3
-----------------------------------------------------------------
Pre-Paid Legal Services                                       1.3

     Holdings breakdowns are calculated as a percentage of net assets. There can be no guarantee the fund will continue to maintain these holdings in the future, since the fund is actively managed.

PORTFOLIO MANAGER'S REPORT

     Continuing a trend that began in 2000, investors favored the value style of investing and preferred small-cap stocks to their larger-cap counterparts over the course of the fiscal year. For the twelve-month period ended June 30, 2002, the fund's class A shares posted a total return of 6.43% without sales charge. The fund performed in line with the S&P SmallCap 600/Barra Value Index which posted a total return of 6.66% for the same period. The fund outperformed the Morningstar(R) Small Blend Category, which returned negative 2.21% for the 12-month period.(1) Individual stock selection was the primary contributor to overperformance.

A FOCUS ON OUT-OF-FAVOR STOCKS WITH LOW P/E RATIOS

     Our strategy of emphasizing stocks with low price/earnings (p/e) ratios helped the fund's return, because those stocks outperformed in virtually every sector. We made one of the biggest allocations to consumer discretionary stocks, which usually benefit from an upturn in economic growth. In this area, we favored restaurants, auto-related companies, retailers and apparel companies. Because consumer spending was strong throughout the period, consumer discretionary stocks rose in value and aided the fund's return. In the technology area, we emphasized out-of-favor software and service companies that sell primarily to the US military. At a time when most technology companies struggled, these companies helped boost performance. Our health care stocks also benefited performance. In health care we concentrated on medical device and service companies. We also had one HMO in the portfolio. The fund's energy investments, which were largely in energy services companies, produced modest results.

LIGHT EXPOSURE TO STRONG SECTORS LIMITED PERFORMANCE

     The fund's return was held back by the relatively small commitments we made to some market sectors that produced the biggest gains. For example, early in the period it appeared that interest rates might rise as economic growth accelerated. We added relatively few financial stocks to the portfolio because they tend to perform poorly in a rising interest-rate environment. At the time, the fund's relatively small position in the financial area was positive because financial stocks produced lackluster returns.

     As the period progressed, however, economic data was mixed, and concerns about rising interest rates subsided. In this more stable interest-rate environment, financial stocks -- especially banks and real estate investment trusts (REITs) -- were strong performers. The fund suffered because it had a relatively small exposure to this sector.

     Consumer staples stocks were also underrepresented in the portfolio. Consumer staples usually do well in any economic environment, and they made significant gains over the 12 months. Because the fund had relatively small exposure, it did not fully participate in the advance of the sector.

     During the first half of the fiscal year, we emphasized companies at the higher end of the fund's capitalization spectrum, which was set at $20 million to $1.9 billion on September 30, 2001. This decision detracted from the fund's results because smaller-cap companies generally did better than those with larger market capitalizations.

---------------
(1) (C)2002 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MORE POTENTIAL FOR SMALL-CAP VALUE STOCKS

     Small-cap value stocks have outperformed the overall market for nearly two years. We believe the investment environment should continue to be supportive of small-cap value stocks and that they have further upside potential. However, we expect returns in the small-cap market to be more modest in the months ahead.

Stephen D. Barbaro

STEPHEN D. BARBARO, CFA, a vice president of Colonial Management Associates, Inc. (Colonial), has managed the fund since June 2002. Mr. Barbaro has been employed by Fleet Investment Advisors Inc., an affiliate of Colonial, and its predecessors since 1976.

TOP 5 SECTORS AS OF 6/30/02 (%)

Consumer discretionary                                        22.4
------------------------------------------------------------------
Industrials                                                   19.0
------------------------------------------------------------------
Financials                                                    18.6
------------------------------------------------------------------
Information technology                                        10.1
------------------------------------------------------------------
Materials                                                      8.4

     Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

     Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

                                                                      APPENDIX E

                            FINANCIAL HIGHLIGHTS OF
                        THE LIBERTY SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

     Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  YEAR ENDED JUNE 30,
                                                --------------------------------------------------------
CLASS A SHARES:                                   2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $  37.49    $  32.56    $  30.36    $  34.21    $  30.57
                                                --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)........................     (0.20)      (0.06)      (0.10)      (0.16)      (0.10)
Net realized and unrealized gain (loss) on
  investments.................................      2.42        6.38        2.30       (3.69)       5.79
                                                --------    --------    --------    --------    --------
      Total from Investment Operations........      2.22        6.32        2.20       (3.85)       5.69
                                                --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income....................        --          --          --          --       (2.02)
From net realized capital gains...............     (2.17)      (1.39)         --          --       (0.03)
                                                --------    --------    --------    --------    --------
      Total Distributions Declared to
         Shareholders.........................     (2.17)      (1.39)         --          --       (2.05)
                                                --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD................  $  37.54    $  37.49    $  32.56    $  30.36    $  34.21
                                                ========    ========    ========    ========    ========
Total return(b)...............................      6.43%      19.86%       7.25%     (11.25)%     18.95%
                                                --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)...................................      1.57%       1.58%       1.49%       1.49%       1.42%
Net investment loss(c)........................     (0.55)%     (0.18)%     (0.33)%     (0.57)%     (0.28)%
Portfolio turnover rate.......................        77%         29%         77%         53%         35%
Net assets at end of period (000's)...........  $142,551    $137,042    $138,969    $263,436    $401,929

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  YEAR ENDED JUNE 30,
                                                --------------------------------------------------------
CLASS B SHARES:                                   2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $  34.88    $  30.64    $  28.78    $  32.67    $  29.49
                                                --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)........................     (0.44)      (0.31)      (0.31)      (0.36)      (0.34)
Net realized and unrealized gain (loss) on
  investments.................................      2.23        5.94        2.17       (3.53)       5.57
                                                --------    --------    --------    --------    --------
      Total from Investment Operations........      1.79        5.63        1.86       (3.89)       5.23
                                                --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income....................        --          --          --          --       (2.02)
From net realized capital gains...............     (2.17)      (1.39)         --          --       (0.03)
                                                --------    --------    --------    --------    --------
      Total Distributions Declared to
         Shareholders.........................     (2.17)      (1.39)         --          --       (2.05)
                                                --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD................  $  34.50    $  34.88    $  30.64    $  28.78    $  32.67
                                                ========    ========    ========    ========    ========
Total return(b)...............................      5.65%      18.83%       6.46%     (11.91)%     18.05%
                                                --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)...................................      2.32%       2.33%       2.24%       2.24%       2.17%
Net investment loss(c)........................     (1.30)%     (0.93)%     (1.08)%     (1.32)%     (1.03)%
Portfolio turnover rate.......................        77%         29%         77%         53%         35%
Net assets at end of period (000's)...........  $231,602    $240,252    $238,607    $307,252    $370,699

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------
CLASS C SHARES:                                       2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $ 35.91    $ 31.50    $ 29.59    $ 33.59    $ 30.24
                                                     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a).............................    (0.45)     (0.31)     (0.32)     (0.37)     (0.35)
Net realized and unrealized gain (loss) on
  investments......................................     2.30       6.11       2.23      (3.63)      5.75
                                                     -------    -------    -------    -------    -------
      Total from Investment Operations.............     1.85       5.80       1.91      (4.00)      5.40
                                                     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income.........................       --         --         --         --      (2.02)
From net realized capital gains....................    (2.17)     (1.39)        --         --      (0.03)
                                                     -------    -------    -------    -------    -------
      Total Distributions Declared to
         Shareholders..............................    (2.17)     (1.39)        --         --      (2.05)
                                                     -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD.....................  $ 35.59    $ 35.91    $ 31.50    $ 29.59    $ 33.59
                                                     =======    =======    =======    =======    =======
Total return(b)....................................     5.66%     18.85%      6.45%    (11.91)%    18.17%
                                                     -------    -------    -------    -------    -------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)........................................     2.32%      2.33%      2.24%      2.24%      2.17%
Net investment loss(c).............................    (1.30)%    (0.93)%    (1.08)%    (1.32)%    (1.03)%
Portfolio turnover rate............................       77         29%        77%        53%        35%
Net assets at end of period (000's)................  $26,726    $27,886    $27,400    $35,987    $38,562

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

     Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                        ------------------------------------------------
CLASS Z SHARES:                                          2002      2001      2000       1999       1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $38.09    $33.01    $ 30.70    $ 34.49    $30.74
                                                        ------    ------    -------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a).......................   (0.12)     0.02      (0.02)     (0.09)    (0.01)
Net realized and unrealized gain (loss) on
  investments.........................................    2.48      6.45       2.33      (3.70)     5.81
                                                        ------    ------    -------    -------    ------
         Total from Investment Operations.............    2.36      6.47       2.31      (3.79)     5.80
                                                        ------    ------    -------    -------    ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income............................      --        --         --         --     (2.02)
From net realized capital gains.......................   (2.17)    (1.39)        --         --     (0.03)
                                                        ------    ------    -------    -------    ------
         Total Distributions Declared to
           Shareholders...............................   (2.17)    (1.39)        --         --     (2.05)
                                                        ------    ------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD........................  $38.28    $38.09    $ 33.01    $ 30.70    $34.49
                                                        ======    ======    =======    =======    ======
         Total return(b)..............................    6.71%    20.05%      7.52%    (10.99)%   19.21%
                                                        ------    ------    -------    -------    ------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)...........................................    1.32%     1.33%      1.24%      1.24%     1.17%
Net investment income (loss)(c).......................   (0.30)%    0.07%     (0.08)%    (0.32)%   (0.03)%
Portfolio turnover rate...............................      77%       29%        77%        53%       35%
Net assets at end of period (000's)...................  $  278    $   21    $11,431    $11,654    $6,298

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                                                                  G-60/953K-0802

                             LIBERTY FUNDS TRUST VI

                          LIBERTY SMALL-CAP VALUE FUND

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                August 23, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Contrarian Small-Cap Fund (the "Acquired Fund"), a series of Liberty Funds Trust III, by the Liberty Small-Cap Value Fund (the "Acquiring Fund"), a series of Liberty Funds Trust VI.


      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 23, 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund....  2
II. Financial Statements.....................................................  2

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated November 1, 2001, including supplements to that Statement of Additional Information dated November 2, 2001 and February 1, 2002.

      Attached hereto as Appendix B is updated information relating to the Trustees of Liberty Funds Trust VI.

II. Financial Statements.


      This SAI is accompanied by the Semi-Annual Report for the six months ended April 30, 2002, and the Annual Report for the year ended October 31, 2001, of the Acquired Fund, which reports contain historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.



      This SAI is accompanied by the Annual Report for the year ended June 30, 2002, of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


      Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                       LIBERTY CONTRARIAN SMALL-CAP FUND
                                      AND
                          LIBERTY SMALL-CAP VALUE FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                  (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of December 31, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of the Liberty Small-Cap Value Fund as if the combination with the Liberty Contrarian Small-Cap Value Fund had been consummated at January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2001. These historical statements have been derived from the Liberty Small-Cap Value Fund's and the Liberty Contrarian Small-Cap Fund's books and records utilized in calculating daily net asset value at December 31, 2001, and for the twelve month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of the Liberty Contrarian Small-Cap Fund to the Liberty Small-Cap Value Fund in exchange for the assumption by the Liberty Small-Cap Value Fund of all of the liabilities of the Liberty Contrarian Small-Cap Fund and for a number of the Liberty Small-Cap Value Fund's shares equal in value to the value of the net assets of the Liberty Contrarian Small-Cap Fund transferred to the Liberty Small-Cap Value Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Liberty Small-Cap Value Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Liberty Small-Cap Value Fund and the Liberty Contrarian Small-Cap Fund incorporated by reference in this statement of additional information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                Liberty
                                                           Liberty            Contrarian
                                                         Small Cap Value        Small Cap           Pro Forma         Pro Forma
                                                              Fund                Fund             Adjustments          Combined
                                                          -------------        -------------       -----------        -------------
Assets
Investments, at cost                                      $ 310,141,533        $  65,321,567                          $ 375,463,100
                                                          -------------        -------------                          -------------
Investments, at value                                     $ 391,286,566        $  64,229,154                          $ 455,515,720
Cash                                                              1,618                   --                                  1,618
Receivable for:
   Investments sold                                           2,373,013              333,310                              2,706,323
   Fund shares sold                                             437,531                1,023                                438,554
   Dividends                                                    199,612               14,590                                214,202
   Interest                                                       1,240                   --                                  1,240
Expense reimbursement due from Advisor                               --              222,956                                222,956
Deferred Trustees' compensation plan                             10,477                5,406                                 15,883
Other assets                                                         --               28,679                                 28,679
                                                          -------------        -------------                          -------------
     Total Assets                                           394,310,057           64,835,118                            459,145,175
                                                          -------------        -------------                          -------------

LIABILITIES
Payable for:
   Investments purchased                                      2,645,333              125,539                              2,770,872
   Fund shares repurchased                                      981,326               16,742                                998,068
   Distributions                                                  4,773                   --                                  4,773
   Management fee                                               240,057               54,673                                294,730
   Administration fee                                                --                2,733                                  2,733
   Bookkeeping fee                                               10,383                2,951                                 13,334
   Tranfer agent fee                                            199,210                   --                                199,210
Deferred Trustees' fee                                           10,477                5,406                                 15,883
Loans payable                                                        --           10,244,041                             10,244,041
Other liabilities                                               236,915               40,200             30,827{b}          307,942
                                                          -------------        -------------                          -------------
     Total Liablities                                         4,328,474           10,492,285                             14,851,586
                                                          -------------        -------------                          -------------
NET ASSETS                                                $ 389,981,583        $  54,342,833                          $ 444,293,589
                                                          =============        =============                          =============

Paid in capital                                           $ 308,551,916        $ 109,534,272                          $ 418,086,188
Accumulated net investment loss                              (1,916,479)            (541,014)          (30,827){b}       (2,488,320)
Accumulated net realized gain (loss) on investments           2,201,113          (53,558,012)                           (51,356,899)
Net unrealized appreciation/depreciation on investments      81,145,033           (1,092,413)                            80,052,620
                                                          -------------        -------------                          -------------
NET ASSETS                                                $ 389,981,583        $  54,342,833                          $ 444,293,589
                                                          =============        =============                          =============

Net assets - Class A                                      $ 136,800,592        $  43,475,028           (10,814){b}    $ 180,264,806
                                                          =============        =============                          =============
Shares outstanding - Class A                                  3,811,587            3,960,194        (2,748,853){a}        5,022,928
                                                          =============        =============                          =============
Net asset value and redemption
   price per share - Class A                              $       35.89(a)     $       10.98(a)                       $       35.89
                                                          =============        =============                          =============
Maximum offering price per share - Class A
   (Net asset value/0.9425)                               $       38.08(b)     $       11.65(b)                               38.08
                                                          =============        =============                          =============

Net assets - Class B                                      $ 226,750,104        $     143,344           (17,924){b}    $ 226,875,524
                                                          =============        =============                          =============
Shares outstanding - Class B                                  6,849,389               13,080            (8,749){a}        6,853,720
                                                          =============        =============                          =============
Net asset value and offering
   price per share - Class B                              $       33.11(a)     $       10.96(a)                       $       33.10
                                                          =============        =============                          =============

Net assets - Class C                                      $  26,378,382        $      15,250            (2,085){b}    $  26,391,547
                                                          =============        =============                          =============
Shares outstanding - Class C                                    772,311                1,409              (962){a}          772,758
                                                          =============        =============                          =============
Net asset value and offering
   price per share - Class C                              $       34.16(a)     $       10.82(a)                       $       34.15
                                                          =============        =============                          =============

Net assets - Class I                                      $          --        $  10,708,125                          $  10,708,125
                                                          =============        =============                          =============
Shares outstanding - Class I                                         --              971,982          (679,090){a}          292,892
                                                          =============        =============                          =============
Net asset value, offering and redemption
   price per share - Class I                              $          --        $       11.02                          $       36.56
                                                          =============        =============                          =============


Net assets - Class Z                                      $      52,505        $       1,086                (4){b}    $      53,587
                                                          =============        =============                          =============
Shares outstanding - Class Z                                      1,436                   99               (69){a}            1,466
                                                          =============        =============                          =============
Net asset value, offering and redemption
   price per share - Class Z                              $       36.56        $       10.97                          $       36.56
                                                          =============        =============                          =============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.


{a} New class shares of the surviving fund transferred at NAV of surviving fund.

{b} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $ 0 and $30,827 to be borne by Liberty Contrarian Small Cap Fund and Liberty Small Cap Value Fund, respectively.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                Liberty
                                                           Liberty            Contrarian
                                                         Small Cap Value        Small Cap           Pro Forma         Pro Forma
                                                              Fund                Fund             Adjustments          Combined
                                                          -------------        -------------       -----------        -------------
Investment Income
Dividends                                                  $  3,728,739      $ 275,68439                              $  4,004,423
Interest                                                        715,645           92,665                                   808,310
                                                           ------------      -----------                              ------------
   Total Investment Income                                    4,444,384          368,349                                 4,812,733

EXPENSES
Management fee                                                3,072,181          687,808            (146,789){a}         3,613,200
Administration fee                                                   --           34,387             (34,387){a}                --
Service fee - Class A                                           324,439          112,388                                   436,827
Service fee - Class B                                           570,414              121                                   570,535
Service fee - Class C                                            65,035               11                                    65,046
Distribution fee - Class B                                    1,714,797              366                                 1,715,163
Distribution fee - Class C                                      195,512               35                                   195,547
Bookkeeping fee                                                 145,732           34,909             (32,956){b}           147,685
Transfer agent fee                                            1,507,079          110,273              338,130{b}         1,955,482
Other expenses                                                  337,319          200,621            (295,928){c}           242,012
                                                           ------------      -----------                              ------------
   Total Expenses                                             7,932,508        1,180,919                                 8,941,497
Fees and expenses waived or borne by Advisor                         --         (285,139)             285,139{a}                --
Custody credits earned                                             (186)              --                                      (186)
                                                           ------------      -----------                              ------------
   Net Expenses                                               7,932,322          895,780                                 8,941,311
                                                           ------------      -----------                              ------------
   Net Investment Loss                                       (3,487,938)        (527,431)                               (4,128,578)
                                                           ------------      -----------                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments                             28,675,767          564,198                                29,239,965
Net change in unrealized appreciation/depreciation
   on investments                                            (3,504,097)        (590,393)                               (4,094,490)
                                                           ------------      -----------                              ------------
   Net Gain                                                  25,171,670          (26,195)                               25,145,475
                                                           ------------      -----------                              ------------
Increase in Net Assets from Operations                     $ 21,683,732      $  (553,626)                             $ 21,016,897
                                                           ============      ===========                              ============


{a}   Based on the contract in effect for the surviving fund.

{b}   Based on new fee structure effective 7/1/01.

{c}   Decrease due to economies of scale achieved by merging the funds.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                  SMALL-CAP      CONTRARIAN
 SHARES OR    FUND SHARES   PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR        OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================
                                       COMMON STOCKS - 96.7%
-----------------------------------------------------------------------------------------------------------------------------------
                                       CONSUMER DISCRETIONARY - 24.1%
                                       AUTOMOBILES & COMPONENTS - 2.6%
                                         AUTO PARTS & EQUIPMENT - 2.6%
     152,800          --      152,800  American Axle & Manufacturing Holdings, Inc.     $ 3,266,864             --       3,266,864
      17,400          --       17,400  BorgWarner, Inc.                                     909,150             --         909,150
      74,900          --       74,900  Superior Industries International, Inc.            3,014,725             --       3,014,725
     476,300          --      476,300  Tower Automotive, Inc.                             4,300,989             --       4,300,989
                                                                                       --------------------------------------------
                                                                                         11,491,728             --      11,491,728
                                                                                       --------------------------------------------

                                       CONSUMER DURABLES & APPAREL - 7.7%
                                         APPAREL & ACCESSORIES - 2.0%
      88,225          --       88,225  Fossil, Inc.                                       1,852,725             --       1,852,725
      34,100          --       34,100  Kellwood Co.                                         818,741             --         818,741
          --     105,500      105,500  Oakley, Inc.                                              --      1,715,430       1,715,430
          --      82,300       82,300  Phillips-Van Heusen Corp.                                 --        897,070         897,070
     265,100          --      265,100  Tommy Hilfiger Corp.                               3,645,125             --       3,645,125
                                                                                       --------------------------------------------
                                                                                          6,316,591      2,612,500       8,929,091
                                                                                       --------------------------------------------

                                         CONSUMER ELECTRONICS - 0.8%
      77,900          --       77,900  Harman International Industries, Inc.              3,513,290             --       3,513,290
                                                                                       --------------------------------------------

                                         FOOTWEAR - 1.3%
      41,800          --       41,800  The Timberland Co., Class A                        1,549,944             --       1,549,944
     293,500          --      293,500  Wolverine World Wide, Inc.                         4,417,175             --       4,417,175
                                                                                       --------------------------------------------
                                                                                          5,967,119             --       5,967,119
                                                                                       --------------------------------------------

                                         HOME FURNISHINGS - 0.8%
          --      49,200       49,200  Cost Plus, Inc.                                           --      1,303,800       1,303,800
      49,900          --       49,900  Ethan Allen Interiors, Inc.                        2,075,341             --       2,075,341
                                                                                       --------------------------------------------
                                                                                          2,075,341      1,303,800       3,379,141
                                                                                       --------------------------------------------

                                         HOMEBUILDING - 1.9%
      20,000          --       20,000  Kaufman & Broad Mortgage Co.                         802,000             --         802,000
      30,900          --       30,900  NVR, Inc.                                          6,303,600             --       6,303,600
      29,100          --       29,100  Toll Brothers, Inc.                                1,277,490             --       1,277,490
                                                                                       --------------------------------------------
                                                                                          8,383,090             --       8,383,090
                                                                                       --------------------------------------------

                                         HOUSEHOLD APPLIANCES - 0.4%
      40,500          --       40,500  Toro Co.                                           1,822,500             --       1,822,500
                                                                                       --------------------------------------------

                                         HOUSEWARES & SPECIALTIES - 0.5%
     120,500          --      120,500  The Topps Co., Inc.                                1,464,075             --       1,464,075
          --      46,600       46,600  Tupperware Corp.                                          --        897,050         897,050
                                                                                       --------------------------------------------
                                                                                          1,464,075        897,050       2,361,125
                                                                                       --------------------------------------------

                                       FOOD & DRUG RETAILING - 0.2%
                                         FOOD DISTRIBUTORS - 0.2%
      24,000          --       24,000  Performance Food Group Co.                           844,080             --         844,080
                                                                                       --------------------------------------------

                                       FOOD, BEVERAGES & TOBACCO - 2.9%
                                         DISTILLERS & VINTNERS - 1.4%
     140,500          --      140,500  Constellation Brands, Inc., Class A                6,020,425             --       6,020,425
                                                                                       --------------------------------------------

                                         PACKAGED FOODS - 1.5%
     100,100          --      100,100  Dean Foods Co.                                     6,826,820             --       6,826,820
                                                                                       --------------------------------------------

                                       HOTELS, RESTAURANTS & LEISURE - 4.9%
                                         CASINOS & GAMING - 1.5%
      67,400          --       67,400  International Game Technology                      4,603,420             --       4,603,420
     140,000          --      140,000  MTR Gaming Group, Inc.                             2,240,000             --       2,240,000
                                                                                       --------------------------------------------
                                                                                          6,843,420             --       6,843,420
                                                                                       --------------------------------------------

                                         HOTELS - 0.7%
     281,400          --      281,400  Prime Hospitality Corp.                            3,109,470             --       3,109,470
                                                                                       --------------------------------------------

                                         LEISURE FACILITIES - 1.3%
     369,100          --      369,100  Six Flags, Inc.                                    5,676,758             --       5,676,758
                                                                                       --------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                  SMALL-CAP     CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR       OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================

                                         RESTAURANTS - 1.4%
      78,170          --       78,170  CEC Entertainment, Inc.                            3,391,796             --       3,391,796
      58,700          --       58,700  Jack in the Box, Inc.                              1,616,598             --       1,616,598
          --      21,800       21,800  Rare Hospitality International, Inc.                      --        491,372         491,372
      21,500          --       21,500  Sonic Corp.                                          774,000             --         774,000
                                                                                       --------------------------------------------
                                                                                          5,782,394        491,372       6,273,766
                                                                                       --------------------------------------------

                                       HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
                                         HOUSEHOLD PRODUCTS - 0.3%
      53,000          --       53,000  Church & Dwight Co., Inc.                          1,411,390             --       1,411,390
                                                                                       --------------------------------------------


                                         PERSONAL PRODUCTS - 0.4%
          --      63,800       63,800  Playtex Products, Inc.                                    --        622,050         622,050
          --      50,700       50,700  Regis Corp.                                               --      1,307,046       1,307,046
                                                                                       --------------------------------------------
                                                                                                 --      1,929,096       1,929,096
                                                                                       --------------------------------------------

                                       MEDIA - 3.1%
                                         ADVERTISING - 0.5%
      54,800          --       54,800  Advo, Inc.                                         2,356,400             --       2,356,400
                                                                                       --------------------------------------------

                                         BROADCASTING & CABLE - 1.5%
          --      36,900       36,900  Insight Communications Co.                                --        891,504         891,504
     284,700          --      284,700  Mediacom Communications Corp.                      5,198,622             --       5,198,622
          --      65,500       65,500  Spanish Broadcasting System, Inc.                         --        647,795         647,795
                                                                                       --------------------------------------------
                                                                                          5,198,622      1,539,299       6,737,921
                                                                                       --------------------------------------------

                                         MOVIES & ENTERTAINMENT - 1.1%
     415,900          --      415,900  Alliance Atlantis Communications, Inc.             4,707,988             --       4,707,988
                                                                                       --------------------------------------------

                                       RETAILING - 2.0%
                                         APPAREL RETAIL - 0.6%
          --      35,500       35,500  Bebe Stores, Inc.                                         --        662,430         662,430
      68,300          --       68,300  Ross Stores, Inc.                                  2,191,064             --       2,191,064
                                                                                       --------------------------------------------
                                                                                          2,191,064        662,430       2,853,494
                                                                                       --------------------------------------------

                                         SPECIALTY STORES - 1.4%
      57,200          --       57,200  Rent-A-Center, Inc.                                1,920,204             --       1,920,204
     106,100          --      106,100  Zale Corp.                                         4,443,468             --       4,443,468
                                                                                       --------------------------------------------
                                                                                          6,363,672             --       6,363,672
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       ENERGY - 5.4%
                                        OIL & GAS EQUIPMENT & SERVICES - 3.0%
      42,600          --       42,600  Core Laboratories N.V.                               597,252             --         597,252
     183,400          --      183,400  FMC Technologies, Inc.                             3,016,930             --       3,016,930
          --      61,600       61,600  Grant Prideco, Inc.                                       --        708,400         708,400
          --      24,100       24,100  Hanover Compressor Co.                                    --        608,766         608,766
     674,800          --      674,800  Petroleum Geo-Services, ADR                        5,371,408             --       5,371,408
      35,500         200       35,700  Universal Compression Holdings, Inc.               1,046,895          5,898       1,052,793
      96,300          --       96,300  Veritas DGC, Inc.                                  1,781,550             --       1,781,550
                                                                                       --------------------------------------------
                                                                                         11,814,035      1,323,064      13,137,099
                                                                                       --------------------------------------------

                                        OIL & GAS EXPLORATION & PRODUCTS - 2.0%
          --      29,990       29,990  Devon Energy Corp.                                        --      1,159,114       1,159,114
          --      59,500       59,500  Forest Oil Corp.                                          --      1,678,495       1,678,495
          --     511,200      511,200  Grey Wolf, Inc.                                           --      1,518,264       1,518,264
          --      17,000       17,000  Newfield Exploration Co.                                  --        603,670         603,670
      41,200          --       41,200  Pogo Producing Co.                                 1,082,324             --       1,082,324
      54,800          --       54,800  Swift Energy Co.                                   1,106,960             --       1,106,960
      60,300          --       60,300  Vintage Petroleum, Inc.                              871,335             --         871,335
          --      26,888       26,888  Western Gas Resources, Inc.                               --        869,020         869,020
                                                                                       --------------------------------------------
                                                                                          3,060,619      5,828,563       8,889,182
                                                                                       --------------------------------------------

                                        OIL & GAS REFINING & MARKETING - 0.4%
     147,400          --      147,400  Tesoro Petroleum Corp.                             1,932,414             --       1,932,414
                                                                                       --------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                       FINANCIALS - 14.6%

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                  SMALL-CAP     CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR       OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================

                                       BANKS - 5.2%
     241,400          --      241,400  BankAtlantic Bancorp, Inc.                         2,216,052             --       2,216,052
     165,450          --      165,450  Banknorth Group, Inc.                              3,725,934             --       3,725,934
      54,900          --       54,900  Cullen/Frost Bankers, Inc.                         1,695,312             --       1,695,312
      64,200          --       64,200  Downey Financial Corp.                             2,648,250             --       2,648,250
     111,300          --      111,300  FirstFed Financial Corp.                           2,852,619             --       2,852,619
      90,500          --       90,500  Independence Community Bank Corp.                  2,059,780             --       2,059,780
      61,200          --       61,200  North Fork Bancorporation, Inc.                    1,957,788             --       1,957,788
          --     127,400      127,400  Ocwen Financial Corp.                                     --      1,080,352       1,080,352
     123,400          --      123,400  Staten Island Bancorp, Inc.                        2,012,654             --       2,012,654
      94,500          --       94,500  Webster Financial Corp.                            2,979,585             --       2,979,585
                                                                                       --------------------------------------------
                                                                                         22,147,974      1,080,352      23,228,326
                                                                                       --------------------------------------------

                                       DIVERSIFIED FINANCIALS - 1.6%
                                         CONSUMER FINANCE - 0.4%
      50,300          --       50,300  AmeriCredit Co.                                    1,586,965             --       1,586,965
          --     881,800      881,800  Associates First Capital Corp. RVO                        --         13,227          13,227
                                                                                       --------------------------------------------
                                                                                          1,586,965         13,227       1,600,192
                                                                                       --------------------------------------------

                                         DIVERSIFIED FINANCIAL SERVICES - 1.2%
      30,200          --       30,200  Affiliated Managers Group, Inc.                    2,128,496             --       2,128,496
      45,200          --       45,200  American Capital Strategies Ltd.                   1,281,420             --       1,281,420
      47,300          --       47,300  Raymond James Financial, Inc.                      1,680,096             --       1,680,096
                                                                                       --------------------------------------------
                                                                                          5,090,012             --       5,090,012
                                                                                       --------------------------------------------

                                       INSURANCE - 6.2%
                                         INSURANCE BROKERS - 0.5%
      59,660          --       59,660  Arthur J. Gallagher & Co.                          2,057,673             --       2,057,673
                                                                                       --------------------------------------------

                                         LIFE & HEALTH INSURANCE - 1.3%
      75,000          --       75,000  AmerUs Group Co.                                   2,688,000             --       2,688,000
      32,768      35,400       68,168  Delphi Financial Group, Inc., Class A              1,091,179      1,178,820       2,269,999
          --      37,700       37,700  Mid Atlantic Medical Services, Inc.                       --        855,790         855,790
                                                                                       --------------------------------------------
                                                                                          3,779,179      2,034,610       5,813,789
                                                                                       --------------------------------------------

                                         PROPERTY & CASUALTY INSURANCE  - 3.3%
          --      31,800       31,800  American Financial Group, Inc.                            --        780,690         780,690
     114,946          --      114,946  Fidelity National Financial, Inc.                  2,850,661             --       2,850,661
          --      32,000       32,000  Mutual Risk Management Ltd.                               --        233,600         233,600
      46,800          --       46,800  The PMI Group, Inc.                                3,136,068             --       3,136,068
     149,884          --      149,884  Radian Group, Inc.                                 6,437,518             --       6,437,518
     133,400          --      133,400  Vesta Insurance Group, Inc.                        1,067,200             --       1,067,200
                                                                                       --------------------------------------------
                                                                                         13,491,447      1,014,290      14,505,737
                                                                                       --------------------------------------------

                                         REINSURANCE - 1.1%
          --      55,900       55,900  Arch Capital Group Ltd.                                   --      1,439,425       1,439,425
      38,100          --       38,100  RenaissanceRe Holdings Ltd.                        3,634,740             --       3,634,740
                                                                                       --------------------------------------------
                                                                                          3,634,740      1,439,425       5,074,165
                                                                                       --------------------------------------------

                                       REAL ESTATE - 1.1%
                                         REAL ESTATE INVESTMENT TRUST - 1.1%
     188,500          --      188,500  Archstone Communities Trust                        4,957,550             --       4,957,550
                                                                                       --------------------------------------------

                                       REGISTERED INVESTMENT CO - 0.5%
     136,000          --      136,000  MCG Capital Corp.                                  2,420,800             --       2,420,800
                                                                                       --------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                       HEALTH CARE - 5.8%
                                       HEALTH CARE EQUIPMENT & SERVICES - 3.9%
                                         HEALTH CARE DISTRIBUTORS & SERVICES - 1.0%
      20,000          --       20,000  MAXIMUS, Inc.                                        841,200             --         841,200
     137,700          --      137,700  Owens & Minor, Inc.                                2,547,450             --       2,547,450
      24,620          --       24,620  Patterson Dental Co.                               1,007,697             --       1,007,697
                                                                                       --------------------------------------------
                                                                                          4,396,347             --       4,396,347
                                                                                       --------------------------------------------

                                         HEALTH CARE FACILITIES - 1.5%
     138,100          --      138,100  Rehabcare Group, Inc.                              4,087,760             --       4,087,760
      59,800          --       59,800  Universal Health Services, Inc. - Class B          2,558,244             --       2,558,244
                                                                                       --------------------------------------------
                                                                                          6,646,004             --       6,646,004
                                                                                       --------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                 SMALL-CAP     CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR       OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================

                                         HEALTH CARE SUPPLIES - 0.0%
       1,900          --        1,900  Invacare Corp.                                        64,049             --          64,049
                                                                                       --------------------------------------------

                                         MANAGED HEALTH CARE - 1.4%
     112,400          --      112,400  Caremark RX, Inc.                                  1,833,244             --       1,833,244
      98,700          --       98,700  Coventry Health Care, Inc.                         1,969,065             --       1,969,065
     102,300          --      102,300  First Health Group Corp.                           2,530,902             --       2,530,902
                                                                                       --------------------------------------------
                                                                                          6,333,211             --       6,333,211
                                                                                       --------------------------------------------

                                       PHARMACEUTICALS & BIOTECHNOLOGY - 1.9%
                                         BIOTECHNOLOGY - 1.0%
          --      68,800       68,800  Applied Molecular Evolution                               --        846,928         846,928
      48,800      25,700       74,500  IDEXX Laboratories, Inc.                           1,391,288        732,707       2,123,995
          --     125,900      125,900  Lexicon Genetics, Inc.                                    --      1,452,886       1,452,886
                                                                                       --------------------------------------------
                                                                                          1,391,288      3,032,521       4,423,809
                                                                                       --------------------------------------------

                                         PHARMACEUTICALS - 0.9%
          --      56,100       56,100  Omnicare, Inc.                                            --      1,395,768       1,395,768
          --      64,100       64,100  Progenics Pharmaceuticals, Inc.                           --      1,183,927       1,183,927
          --      40,700       40,700  SICOR, Inc.                                               --        638,176         638,176
          --      28,700       28,700  Tanox, Inc.                                               --        531,022         531,022
                                                                                       --------------------------------------------
                                                                                                 --      3,748,893       3,748,893
                                                                                       --------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                       INDUSTRIALS - 19.7%
                                       CAPITAL GOODS - 13.5%
                                         AEROSPACE & DEFENSE - 3.2%
      23,400          --       23,400  Alliant Techsystems, Inc.                          1,806,480             --       1,806,480
     150,000          --      150,000  Armor Holdings, Inc.                               4,048,500             --       4,048,500
          --      51,300       51,300  BE Aerospace, Inc.                                        --        470,421         470,421
     145,800          --      145,800  Precision Castparts Corp.                          4,118,850             --       4,118,850
     171,800          --      171,800  United Defense Industries, Inc.                    3,616,390             --       3,616,390
                                                                                       --------------------------------------------
                                                                                         13,590,220        470,421      14,060,641
                                                                                       --------------------------------------------

                                         BUILDING PRODUCTS - 2.0%
     283,600          --      283,600  Dal-Tile International, Inc.                       6,593,700             --       6,593,700
          --      23,500       23,500  Elcor Corp.                                               --        653,065         653,065
      57,800          --       57,800  Nortek Inc.                                        1,612,620             --       1,612,620
                                                                                       --------------------------------------------
                                                                                          8,206,320        653,065       8,859,385
                                                                                       --------------------------------------------

                                         CONSTRUCTION & ENGINEERING - 1.7%
          --      44,000       44,000  Champion Enterprises, Inc.                                --        541,640         541,640
     100,100          --      100,100  Emcor Group, Inc.                                  4,544,540             --       4,544,540
      63,650          --       63,650  Granite Construction, Inc.                         1,532,692             --       1,532,692
          --      37,750       37,750  Tetra Tech, Inc.                                          --        751,602         751,602
                                                                                       --------------------------------------------
                                                                                          6,077,232      1,293,242       7,370,474
                                                                                       --------------------------------------------

                                         CONSTRUCTION & FARM MACHINERY  - 1.3%
      40,000          --       40,000  AGCO Corp.                                           631,200             --         631,200
      68,400          --       68,400  Oshkosh Truck Corp.                                3,334,500             --       3,334,500
     107,800          --      107,800  Terex Corp.                                        1,890,812             --       1,890,812
                                                                                       --------------------------------------------
                                                                                          5,856,512             --       5,856,512
                                                                                       --------------------------------------------

                                         ELECTRICAL COMPONENTS & EQUIPMENT  - 1.4%
      30,300      30,200       60,500  Electro Scientific Industries, Inc.                  909,303        906,302       1,815,605
     115,400          --      115,400  Littlefuse, Inc.                                   3,028,096             --       3,028,096
     133,100          --      133,100  Pemstar, Inc.                                      1,597,200             --       1,597,200
                                                                                       --------------------------------------------
                                                                                          5,534,599        906,302       6,440,901
                                                                                       --------------------------------------------

                                         INDUSTRIAL MACHINERY - 3.9%
          --      12,700       12,700  Brooks Automation, Inc.                                   --        516,509         516,509
     221,800          --      221,800  Esterline Technologies Corp.                       3,551,018             --       3,551,018
      82,700          --       82,700  Harsco Corp.                                       2,836,610             --       2,836,610
      64,300          --       64,300  Kennametal, Inc.                                   2,589,361             --       2,589,361
      77,000          --       77,000  Mueller Industries, Inc.                           2,560,250             --       2,560,250
     170,000          --      170,000  Reliance Steel & Aluminum Co.                      4,462,500             --       4,462,500
      22,700          --       22,700  SPS Technologies, Inc.                               792,684             --         792,684
                                                                                       --------------------------------------------
                                                                                         16,792,423        516,509      17,308,932
                                                                                       --------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                 SMALL-CAP      CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR         OR PAR     COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================

                                       COMMERCIAL SERVICES & SUPPLIES  - 4.2%
                                         COMMERCIAL PRINTING - 1.0%
          --     205,600      205,600  Mail-Well, Inc.                                           --        842,960         842,960
      95,350          --       95,350  Valassis Communications, Inc.                      3,396,367             --       3,396,367
                                                                                       --------------------------------------------
                                                                                          3,396,367        842,960       4,239,327
                                                                                       --------------------------------------------

                                         DIVERSIFIED COMMERCIAL SERVICES - 1.1%
     257,700          --      257,700  Cendant Corp.                                      5,053,497             --       5,053,497
                                                                                       --------------------------------------------

                                         EMPLOYMENT SERVICES - 0.5%
          --      27,800       27,800  Heidrick & Struggles International, Inc.                  --        504,570         504,570
     154,270          --      154,270  Spherion Corp.                                     1,505,675             --       1,505,675
                                                                                       --------------------------------------------
                                                                                          1,505,675        504,570       2,010,245
                                                                                       --------------------------------------------

                                         FUNERAL SERVICES- 0.4%
          --     231,000      231,000  Service Corp. International                               --      1,152,690       1,152,690
          --      93,400       93,400  Stewart Enterprises, Inc.                                 --        559,466         559,466
                                                                                       --------------------------------------------
                                                                                                 --      1,712,156       1,712,156
                                                                                       --------------------------------------------

                                         OFFICE SERVICES & SUPPLIES - 1.2%
          --      45,400       45,400  Ikon Office Solutions, Inc.                               --        530,726         530,726
      79,500          --       79,500  MCSi, Inc.                                         1,864,275             --       1,864,275
      83,200          --       83,200  United Stationers, Inc.                            2,799,680             --       2,799,680
                                                                                       --------------------------------------------
                                                                                          4,663,955        530,726       5,194,681
                                                                                       --------------------------------------------

                                       TRANSPORTATION - 2.0%
                                         AIR TRANSPORTATION - 0.6%
          --     146,500      146,500  AirTran Holdings, Inc.                                    --        966,900         966,900
          --      21,900       21,900  Alaska Air Group, Inc.                                    --        637,290         637,290
          --      33,200       33,200  Frontier Airlines, Inc.                                   --        564,400         564,400
          --      24,600       24,600  SkyWest, Inc.                                             --        626,070         626,070
                                                                                       --------------------------------------------
                                                                                                 --      2,794,660       2,794,660
                                                                                       --------------------------------------------

                                         TRUCKING - 1.4%
     135,900          --      135,900  Arkansas Best Corp.                                3,916,638             --       3,916,638
      34,400          --       34,400  Landstar System, Inc.                              2,494,344             --       2,494,344
                                                                                       --------------------------------------------
                                                                                          6,410,982             --       6,410,982
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       INFORMATION TECHNOLOGY - 13.3%
                                       SOFTWARE & SERVICES - 3.5%
                                         APPLICATIONS SOFTWARE - 0.9%
      71,400          --       71,400  Compuware Corp.                                      841,806             --         841,806
      66,650          --       66,650  Dendrite International, Inc.                         935,100             --         935,100
          --     216,900      216,900  Red Hat, Inc.                                             --      1,539,990       1,539,990
          --      27,500       27,500  Verity, Inc.                                              --        556,875         556,875
                                                                                       --------------------------------------------
                                                                                          1,776,906      2,096,865       3,873,771
                                                                                       --------------------------------------------

                                         INFORMATION TECHNOLOGY CONSULTING &
                                           SERVICES - 1.9%
      62,000          --       62,000  CACI International, Inc., Class A                  2,448,070             --       2,448,070
          --      58,900       58,900  Centillium Communications, Inc.                           --        462,954         462,954
          --      57,600       57,600  Intergraph Corp.                                          --        791,424         791,424
     125,200          --      125,200  KPMG Consulting, Inc.                              2,074,564             --       2,074,564
      61,300          --       61,300  ProQuest Co.                                       2,078,683             --       2,078,683
          --     112,500      112,500  Viewpoint Corp.                                           --        766,125         766,125
                                                                                       --------------------------------------------
                                                                                          6,601,317      2,020,503       8,621,820
                                                                                       --------------------------------------------

                                         SYSTEMS SOFTWARE - 0.7%
          --     170,500      170,500  Auspex Systems, Inc.                                      --        306,900         306,900
      64,900          --       64,900  Progress Software Corp.                            1,121,472             --       1,121,472
     100,600          --      100,600  Sybase, Inc.                                       1,585,456             --       1,585,456
                                                                                       --------------------------------------------
                                                                                          2,706,928        306,900       3,013,828
                                                                                       --------------------------------------------

                                       TECHNOLOGY HARDWARE & EQUIPMENT - 9.8%
                                         COMPUTER STORAGE & PERIPHERALS - 0.5%
      63,500          --       63,500  In Focus Systems, Inc.                             1,398,270             --       1,398,270
          --      47,900       47,900  SanDisk Corp.                                             --        689,760         689,760
                                                                                       --------------------------------------------
                                                                                          1,398,270        689,760       2,088,030
                                                                                       --------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                 SMALL-CAP      CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR       OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================

                                         ELECTRONIC EQUIPMENT & INSTRUMENTS  - 5.1%
     111,700          --      111,700  Amphenol Corp.                                     5,367,185             --       5,367,185
      73,000          --       73,000  Anixter International, Inc.                        2,117,730             --       2,117,730
          --     145,200      145,200  Checkpoint Systems, Inc.                                  --      1,945,680       1,945,680
          --      86,000       86,000  Creo Products, Inc.                                       --      1,110,260       1,110,260
      60,000          --       60,000  Millipore Corp.                                    3,642,000             --       3,642,000
          --      53,300       53,300  Optimal Robotics Corp.                                    --      1,889,485       1,889,485
     105,750          --      105,750  Park Electrochemical Corp.                         2,791,800             --       2,791,800
          --      36,300       36,300  Rayovac Corp.                                             --        638,880         638,880
      47,700          --       47,700  Richardson Electronics Ltd.                          577,170             --         577,170
      35,700          --       35,700  Tektronix, Inc.                                      920,346             --         920,346
          --      58,300       58,300  Trimble Navigation Ltd.                                   --        945,043         945,043
      16,700          --       16,700  Varian, Inc.                                         541,748             --         541,748
                                                                                       --------------------------------------------
                                                                                         15,957,979      6,529,348      22,487,327
                                                                                       --------------------------------------------

                                         OFFICE ELECTRONICS - 0.8%
      62,500          --       62,500  Zebra Technologies Corp., Class A                  3,469,375             --       3,469,375
                                                                                       --------------------------------------------

                                         SEMICONDUCTOR EQUIPMENT - 2.8%
     121,400      43,600      165,000  Cymer, Inc.                                        3,245,022      1,165,428       4,410,450
          --      96,696       96,696  GlobeSpan Virata, Inc.                                    --      1,252,213       1,252,213
          --      22,600       22,600  LTX Corp.                                                 --        473,244         473,244
     286,600          --      286,600  Mykrolis Corp.                                     4,585,600             --       4,585,600
          --      64,200       64,200  Pixelworks, Inc.                                          --      1,031,052       1,031,052
          --     141,400      141,400  TranSwitch Corp.                                          --        636,300         636,300
                                                                                       --------------------------------------------
                                                                                          7,830,622      4,558,237      12,388,859
                                                                                       --------------------------------------------

                                         TELECOMMUNICATIONS EQUIPMENT - 0.6%
      88,600          --       88,600  Andrew Corp.                                       1,939,454             --       1,939,454
      40,600          --       40,600  CommScope, Inc.                                      863,562             --         863,562
                                                                                       --------------------------------------------
                                                                                          2,803,016             --       2,803,016
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       MATERIALS - 6.8%
                                       CHEMICALS - 3.5%
                                         COMMODITY CHEMICALS - 0.2%
      19,300      19,500       38,800  NOVA Chemicals Corp.                                 371,911        375,765         747,676
                                                                                       --------------------------------------------

                                         DIVERSIFIED CHEMICALS - 0.8%
     130,100          --      130,100  Engelhard Corp.                                    3,601,168             --       3,601,168
                                                                                       --------------------------------------------

                                         FERTILIZERS & AGRICULTURAL CHEMICALS - 0.8%
     284,000          --      284,000  IMC Global, Inc.                                   3,692,000             --       3,692,000
                                                                                       --------------------------------------------

                                         SPECIALTY CHEMICALS - 1.7%
     117,000          --      117,000  Cytec Industries, Inc.                             3,159,000             --       3,159,000
      63,200          --       63,200  Lubrizol Corp.                                     2,217,688             --       2,217,688
      17,400          --       17,400  OM Group, Inc.                                     1,151,706             --       1,151,706
          --      78,100       78,100  Wellman, Inc.                                             --      1,209,769       1,209,769
                                                                                       --------------------------------------------
                                                                                          6,528,394      1,209,769       7,738,163
                                                                                       --------------------------------------------

                                       CONSTRUCTION MATERIALS - 0.3%
      37,900          --       37,900  Centex Construction Products, Inc.                 1,214,695             --       1,214,695
                                                                                       --------------------------------------------

                                       CONTAINERS & PACKAGING - 0.4%
                                         METAL & GLASS CONTAINERS - 0.4%
      24,200      28,200       52,400  AptarGroup, Inc.                                     847,726        987,846       1,835,572
                                                                                       --------------------------------------------

                                       METALS & MINING - 1.2%
                                         DIVERSIFIED METALS & MINING - 0.8%
          --      66,600       66,600  Century Aluminum Co.                                      --        889,776         889,776
      99,600          --       99,600  Peabody Energy Corp.                               2,807,724             --       2,807,724

                                                                                       --------------------------------------------
                                                                                          2,807,724        889,776       3,697,500
                                                                                       --------------------------------------------

                                         STEEL - 0.4%
     170,500          --      170,500  UCAR International, Inc.                           1,824,350             --       1,824,350
                                                                                       --------------------------------------------

                                       PAPER & FOREST PRODUCTS - 1.4%
                                         FOREST PRODUCTS - 1.1%
          --      83,400       83,400  Longview Fibre Co.                                        --        984,954         984,954

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


  LIBERTY      LIBERTY
 SMALL-CAP    CONTRARIAN                                                                 LIBERTY        LIBERTY
 VALUE FUND   SMALL-CAP                                                                 SMALL-CAP      CONTRARIAN
 SHARES OR    FUND SHARES  PRO FORMA                                                    VALUE FUND    SMALL-CAP FUND   PRO FORMA
    PAR       OR PAR       COMBINED                                                       VALUE           VALUE         COMBINED
===================================================================================================================================
      73,100          --       73,100  Rayonier, Inc.                                     3,689,357             --       3,689,357
                                                                                       --------------------------------------------
                                                                                          3,689,357        984,954       4,674,311
                                                                                       --------------------------------------------

                                         PAPER PRODUCTS - 0.3%
      32,800          --       32,800  Boise Cascade Corp.                                1,115,528             --       1,115,528
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES - 0.7%
                                       WIRELESS TELECOMMUNICATION SERVICES - 0.7%
      38,400          --       38,400  Boston Communications Group, Inc.                    435,840             --         435,840
          --      59,200       59,200  Leap Wireless International, Inc.                         --      1,241,424       1,241,424
          --     697,200      697,200  Williams Communications Group, Inc.                       --      1,638,420       1,638,420
                                                                                       --------------------------------------------
                                                                                            435,840      2,879,844       3,315,684
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       UTILITIES - 6.3%
                                         ELECTRIC UTILITIES - 2.5%
     160,300          --      160,300  Public Service Co. New Mexico                      4,488,400             --       4,488,400
          --      98,800       98,800  Quanta Services, Inc.                                     --      1,524,484       1,524,484
      93,200          --       93,200  RGS Energy Group, Inc.                             3,504,320             --       3,504,320
      29,800          --       29,800  UIL Holdings Corp.                                 1,528,740             --       1,528,740
                                                                                       --------------------------------------------
                                                                                          9,521,460      1,524,484      11,045,944
                                                                                       --------------------------------------------

                                         GAS UTILITIES - 2.5%
      96,700          --       96,700  Energen Corp.                                      2,383,655             --       2,383,655
      43,800          --       43,800  NUI Corp.                                          1,038,060             --       1,038,060
     101,300          --      101,300  Northwest Natural Gas Co.                          2,583,150             --       2,583,150
      96,500          --       96,500  Oneok ,Inc.                                        1,721,560             --       1,721,560
     115,500          --      115,500  UGI  Corp.                                         3,488,100             --       3,488,100
                                                                                       --------------------------------------------
                                                                                         11,214,525             --      11,214,525
                                                                                       --------------------------------------------

                                         MULTI-UTILITIES - 1.3%
     308,500          --      308,500  Sierra Pacific Resources                           4,642,925             --       4,642,925
      48,800          --       48,800  Vectren Corp.                                      1,170,224             --       1,170,224
                                                                                       --------------------------------------------
                                                                                          5,813,149             --       5,813,149
                                                                                       --------------------------------------------

                                       TOTAL COMMON STOCKS                              365,480,566     64,229,154     429,709,720
                                                                                       --------------------------------------------


                                       SHORT-TERM OBLIGATION - 5.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                       Repurchase agreement with SBC
 $25,806,000    $     --  $25,806,000  Warburg Ltd., dated 12/31/01, due 01/02/02        25,806,000             --      25,806,000
                                                                                       --------------------------------------------

                                       TOTAL INVESTMENTS - 102.5%                       391,286,566     64,229,154     455,515,720
                                                                                       --------------------------------------------

                                       OTHER ASSETS & LIABILITIES, NET - (2.5%)          (1,304,985)    (9,886,321)    (11,222,131)
                                                                                       --------------------------------------------

                                       NET ASSETS - 100.0%                             $ 389,981,581  $ 54,342,833   $ 444,293,589
                                                                                       --------------------------------------------


Percentages are based on Net Assets of the Pro Forma Combined.



                       ACRONYM                       NAME
                       -------                       ----
                         ADR               American Depositary Receipt

                                                                      APPENDIX A

                          LIBERTY SMALL-CAP VALUE FUND
                       A SERIES OF LIBERTY FUNDS TRUST VI
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Small-Cap Value Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated November 1, 2001. The SAI should be read together with a Prospectus and the Fund's most recent annual report dated June 30, 2001. Investors may obtain a free copy of the Prospectuses and the annual report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the June 30, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

PART 1                                                                      PAGE
Definitions                                                                   b
Organization and History                                                      b
Investment Objective and Policies                                             b
Fundamental Investment Policies                                               b
Other Investment Policies                                                     c
Fund Charges and Expenses                                                     c
Investment Performance                                                        i
Custodian of the Fund                                                         j
Independent Accountants                                                       j

PART 2

Miscellaneous Investment Practices                                             1
Taxes                                                                         13
Management of the Funds                                                       16
Determination of Net Asset Value                                              24
How to Buy Shares                                                             25
Special Purchase Programs/Investor Services                                   26
Programs for Reducing or Eliminating Sales Charges                            27
How to Sell Shares                                                            29
Distributions                                                                 31
How to Exchange Shares                                                        31
Suspension of Redemptions                                                     32
Shareholder Liability                                                         32
Shareholder Meetings                                                          32
Performance Measures                                                          33
Appendix I                                                                    35
Appendix II                                                                   40

                                     PART 1
                          LIBERTY SMALL-CAP VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

DEFINITIONS

      "Trust"     Liberty Funds Trust VI
      "Fund"      Liberty Small-Cap Value Fund
      "Advisor"   Colonial Management Associates, Inc., the Fund's investment advisor
      "LFD"       Liberty Funds Distributor, Inc. the Fund's distributor
      "LFS"       Liberty Funds Services, Inc., the Fund's shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund, a diversified portfolio of the Trust, represents the entire interest in a separate portfolio of the Trust. The Fund commenced operations on July 25, 1986.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Fund changed its name from "Colonial Small Stock Fund" to "Colonial Small-Cap Value Fund" on February 28, 1997. The Fund changed its name from "Colonial Small-Cap Value Fund" to its current name on July 14, 2000. The Trust changed its name from "Colonial Trust VI" to its current name on April 1, 1999.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectuses describe the Fund's investment goal and policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

   Small Companies
   Short-Term Debt Instruments
   Repurchase Agreements
   Futures Contracts and Related Options

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act.
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated


                                       b
      funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;
3.    Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.80% of the first $1 billion of the average daily net assets of the Fund and 0.70% of net assets in excess of $1 billion.

The Advisor is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and
- in any month that the fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and the Fund has been revised so that the Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus


                                       c

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus
- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                                  Year ended June 30

                                                2001     2000     1999
                                                ----     ----     ----
Management fee                                 $3,229   $3,981   $5,541
Bookkeeping fee                                   151      184      252
Shareholder service and transfer agent fee      1,539    1,766    2,197
12b-1 fees:
  Service fee (Class A)                           330      470      847
  Service fee (Class B)                           598      654      789
  Service fee (Class C)                            67       76       87
  Distribution fee (Class B)                    1,793    1,974    2,347
  Distribution fee (Class C)                      202      230      259

BROKERAGE COMMISSIONS (dollars in thousands)

                                                2001     2000     1999
                                                ----     ----     ----
Total commissions                              $  332   $  946   $  772
Directed transactions**                             0        0        0
Commissions on directed transactions                0        0        0
Commissions paid to AlphaTrade Inc.                72      200        0

** See "Management of the Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.


                                       d

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(a):


                                                                   Total Compensation From The Fund
                            Aggregate Compensation From Fund For   Complex Paid To The Trustees For
                                      Fiscal Year Ended                The Calendar Year Ended
          Trustee                       June 30, 2001                    December 31, 2000(b)
          -------                       -------------                    --------------------
                                              $                                   $
Tom Bleasdale(c)(k)                        1,030(d)                           106,000(d)
John V. Carberry (e)
Lora S. Collins(c)(k)                        951                               96,000
James E. Grinnell(c)(k)                    1,030                              102,000
Douglas Hacker(f)                            761                                    0
Janet Langford Kelly(f)                      747                                    0
Richard W. Lowry                           1,744                               99,000
Salvatore Macera                           1,751                               98,000
William E. Mayer                           1,711                              100,000
James L. Moody, Jr.(c)(k)                  1,030(g)                           105,000(g)
Charles R. Nelson(f)                         761                                    0
John J. Neuhauser                          1,754                              101,252
Joseph R. Palombo (h)                        N/A                                  N/A
Thomas E. Stitzel                          1,698                               97,000
Robert L. Sullivan (i)                         0                               34,033
Thomas C. Theobald(f)                        774                                    0
Anne-Lee Verville                          1,738(j)                            94,667(j)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(c) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(d) For the fiscal year ended June 30, 2001, compensation includes $515 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(f)   Elected by the shareholders of the Funds on December 27, 2000.
(g) Total compensation of $1,030 for the fiscal year ended June 30, 2001, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(h) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(i) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(j) Total compensation of $1,738 for the fiscal year ended June 30, 2001 will be paid on later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.
(k) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive (trustee retirement) payments of $192,000, $154,500 $75,000 and $182,000, respectively.

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex(l) :

                   Total Compensation from the Stein Roe Fund


                                       e

                                  Complex Paid to the Trustees for the
  Trustee                         Calendar Year Ended December 31, 2000
  -------                         -------------------------------------
  Douglas A. Hacker                               $98,100
  Janet Langford Kelly                             93,600
  Charles R. Nelson                                98,100
  Thomas C. Theobald                               98,100


   26. As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 2 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 10 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                              Total Compensation From
                                      Liberty All-Star Funds for the Calendar
Trustee                                   Year Ended December 31, 2000(m)
-------                                   -------------------------------
Robert J. Birnbaum                                    $25,000
John V. Carberry(n)                                     N/A
James E. Grinnell                                      25,000
Richard W. Lowry                                       25,000
William E. Mayer                                       25,000
John J. Neuhauser                                      25,000
Joseph R. Palombo(o)                                    N/A

(m) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(n) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.


                                       f

OWNERSHIP OF THE FUND

As of record on September 30, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's outstanding shares:

Class A Shares

Merrill Lynch Pierce Fenner & Smith                     13.94%
For the Sole Benefit of its Customers
Attn: Fund Administration #97431
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class B Shares

Merrill Lynch Pierce Fenner & Smith                     10.77%
For the Sole Benefit of its Customers
Attn: Fund Administration #97B42
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class C Shares

Merrill Lynch Pierce Fenner & Smith                     23.75%
For the Sole Benefit of its Customers
Attn: Fund Administration #97JG0
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Class Z Shares

Louis A. Volante Jr &                                   18.78%
Rosemarie A. Volante JTWROS
32 Sheparo Ave.
North Providence, RI  02904-1249

Harvard Business School                                 16.12%
Class of 1973 Reunion
c/o Davey Scoon
160 Pine Street
Dover, MA  02030-2430

Mary Ellen Wurm                                         59.22%
3338 NW Franklin Ct.
Portland, OR  97210-1924

Rosemary Wickenheiser                                    5.55%
Lawrence J Wickenheiser JTWROS
9317 Dickens Ave
Surfside, FL  33154-2449

As of record on September 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on, September 30, 2001, there were 11,150 Class A, 28,173 Class B, 2,259 Class C and 8 Class Z record holders of the Fund.


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SALES CHARGES (dollars in thousands)                        Class A Shares
                                                          Year ended June 30
                                                        2001     2000     1999
                                                        ----     ----     ----
Aggregate initial charges on Fund share sales           $219     $835     $740
Initial sales charges retained by LFD                     18       46      112
Aggregate contingent deferred sales charges (CDSCs)
  on Fund redemptions retained by LFD                      2       57       72

                                                            Class B Shares
                                                          Year ended June 30
                                                        2001    2000     1999
                                                        ----    ----     ----
Aggregate CDSC on Fund redemptions retained by LFD      $790   $1,931   $1,610

                                                            Class C Shares
                                                          Year ended June 30
                                                        2001     2000     1999
                                                        ----     ----     ----
Aggregate CDSCs on Fund redemptions retained by LFD       $6      $13      $39

12b-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each of Classes A, B and C. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Classes A, B and C. The Fund also pays LFD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Classes B and C. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments to the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be


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automatically converted into Class A shares, having an equal value, which are not subject to the distribution fee. See the prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:

                                                  Period Ended June 30, 2001
                                                -----------------------------
                                                Class A    Class B    Class C
                                                 Shares     Shares     Shares
                                                 ------     ------     ------
Fees to FSFs                                      $315      $1,055      $535
Cost of sales material relating to the Fund
  (including printing and mailing expenses)       $ 48      $   77      $ 17
Allocated travel, entertainment and other
promotional expenses (including advertising)      $ 40      $   62      $ 14

INVESTMENT PERFORMANCE

The Fund's average annual total returns at June 30, 2001 were as follows:

                                                       Class A
                                                       -------
                                    1 Year             5 Years              10 Years
                                    ------             -------              --------
With sales charge of 5.75%          12.97%               8.86%               13.93%
Without sales charge                19.86%              10.16%               14.61%

                                                     Class B
                                    (Class B shares initially offered on 11/9/92)
                                    ---------------------------------------------
                             1 Year                  5 Years                 10 Years
                             ------                  -------                 --------
With applicable CDSC       13.83%(5.00% CDSC)      9.03%(2.00% CDSC)       13.87%(0.00% CDSC)(p)
Without CDSC               18.83%                  9.31%                   13.87%(p)

                                                     Class C
                                    (Class C shares initially offered on 1/15/96)
                                    ---------------------------------------------
                             1 Year                  5 Years                 10 Years
                             ------                  -------                 --------
With applicable CDSC       17.85%(1.00% CDSC)      9.34%(0.00% CDSC)       14.15%(0.00% CDSC)(p)
Without CDSC               18.85%                  9.34%                   14.15%(p)

                                                    Class Z
                                  (Class Z shares initially offered on 7/31/95)
                                  ---------------------------------------------
                             1 Year                  5 Years                 10 Years
                             ------                  -------                 --------
                             20.05%                   10.42%                 14.78%(p)

   26. Newer class share performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The oldest existing share returns have not been restated to reflect any expense differential (i.e., 12b-1 fees) between the oldest existing class shares and the newer class shares. Had the expense differential been reflected, the returns for Class B and Class C shares for periods prior to the inception of Class B and Class C shares would have been lower, and for Class Z shares, higher.

See "Performance Measures" in Part 2 of this SAI for how calculations are made.

Ten-year returns were achieved in part under different objectives and policies in effect before November 2, 1992, also the date when the Fund changed its name from "Colonial Small Stock Index Trust".

CUSTODIAN

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts, 02110, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.


                                       j

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL

PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.) The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan

Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC
(LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

                                          Position
Name and Address                Age       with Fund          Principal Occupation During Past Five Years
----------------                ---       ---------          --------------------------------------------------------
Douglas A. Hacker               45        Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                            President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly            43        Trustee            Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                       Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged,
                                                             consumer-products manufacturer) prior thereto.

Richard W. Lowry                65        Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera                70        Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649                                       from 1975 to 1981).

William E. Mayer*               61        Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from November 1996 to 1998; Dean
                                                             and Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to November,
                                                             1996); Director: Lee Enterprises (print and on-line
                                                             media), WR Hambrecht + Co. (financial service provider)
                                                             Systech Retail Systems (retail industry technology
                                                             provider).

Charles R. Nelson               59        Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser               58        Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                 College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

Joseph R. Palombo*              48        Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111                          Board              and Director of the Advisor since April, 1999; Executive
                                                             Vice President and Chief Administrative Officer of LFG
                                                             since April, 1999; Director of Stein Roe & Farnham
                                                             Incorporated (Stein Roe) since September, 2000; Trustee
                                                             and Chairman of the Board of the Stein Roe Mutual Funds
                                                             since October, 2000; Manager of Stein Roe Floating Rate
                                                             Limited Liability Company since October, 2000 (formerly
                                                             Vice President of the Liberty Funds from April, 1999 to
                                                             August, 2000; Chief Operating Officer, Putnam Mutual
                                                             Funds from 1994 to 1998).

Thomas E. Stitzel               65        Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                             College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald              64        Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994 (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of
Chicago, IL 60606                                            Directors, Continental Bank Corporation); Director of
                                                             Xerox Corporation (business products and services),
                                                             Anixter International (network support equipment
                                                             distributor), Jones Lang LaSalle (real estate management
                                                             services) and MONY Group (life insurance).

Anne-Lee Verville               56        Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229                                         collectibles); Director, LearnSomething.com, Inc.
                                                             (online educational products and services) since 2000;
                                                             author and speaker on educational systems needs
                                                             (formerly General Manager, Global Education Industry
                                                             from 1994 to 1997, and President, Applications Solutions
                                                             Division from 1991 to 1994, IBM Corporation (global
                                                             education and global applications)).

Keith T. Banks                  45        President          President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                          Management from 1996 to 2000).

Vicki L. Benjamin               39        Chief Accounting   Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                      Officer            Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111                                             President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff Associate
                                                             from December, 1989 to December, 1991; Audit Senior from
                                                             January, 1992 to June, 1994; Audit Manager from July,
                                                             1994 to June, 1997; Senior Audit Manager from July, 1997
                                                             to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton            37        Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                             of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the
                                                             Stein Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February, 2001); Senior
                                                             Vice President of LFG since January, 2001 (formerly Vice
                                                             President from April, 2000 to January, 2001) (formerly
                                                             Vice President of the Advisor from February, 1998 to
                                                             October, 2000) (formerly Senior Tax Manager, Coopers &
                                                             Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy             32        Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111                                             since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston from
                                                             August, 1996 to September, 1999).

William J. Ballou               36        Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000);
                                                             Secretary of the Stein Roe Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to
                                                             February, 2001); Senior Vice President of the Advisor
                                                             since April, 2001 (formerly Vice President from October,
                                                             1997 to March, 2001) Senior Counsel of the Advisor since
                                                             April, 2000 (formerly Counsel from October, 1997 to
                                                             March, 2000) Assistant Secretary of the Advisor since
                                                             October, 1997; Senior Vice

                                                             President of LFG since April,
                                                             2001 (formerly Vice President and Counsel from October,
                                                             1997 to March, 2001); Senior Counsel of LFG since April,
                                                             2000, and Assistant Secretary since December, 1998 of
                                                             LFG (formerly Associate Counsel, Massachusetts Financial
                                                             Services Company from May, 1995 to September, 1997).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN

OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (C) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

      (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

      (h)   Monitoring the investments and operations of the following
            Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;
- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and
- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

     Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and S). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning,

Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime-1  Highest Quality
            Prime-2  Higher Quality
            Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                            APPENDIX II
                                         DECEMBER 31, 2000

Source                                 Category                                     Return (%)
Credit Suisse First Boston:
                                       First Boston High Yield Index- Global             -5.21

Lipper Inc.
                                       AMEX Composite Index P                             2.37
                                       AMEX Computer Tech IX P                          -35.12
                                       AMEX Institutional IX P                          -18.11
                                       AMEX Major Market IX P                            -7.58
                                       Bse Sensex Index                                 -20.65
                                       CAC 40: FFR IX P                                  -0.54
                                       CD Rate 1 Month Index Tr                           6.54
                                       CD Rate 3 Month Index Tr                           6.65
                                       CD Rate 6 Month Index Tr                           6.79
                                       Consumer Price Index                                N/A
                                       COPNHGN SE:DKR IX P                               18.08
                                       DAX:DM IX TR                                      -7.54
                                       Domini 400 Social Index                          -14.38
                                       Dow Jones 65 Comp Av P                             3.21
                                       Dow Jones Ind Average P                           -6.18
                                       Dow Jones Ind Dly Reinv                           -4.85
                                       Dow Jones Ind Mth Reinv                           -4.69
                                       Dow Jones Trans Av P                              -1.03
                                       Dow Jones Trans Av Tr                              0.40
                                       Dow Jones Util Av P                               45.45
                                       Dow Jones Util Av Tr                              50.76
                                       Ft/S&P Act Wld Ex US IX                          -15.18
                                       Ft/S&P Actuaries Wld IX                          -12.23
                                       FT-SE 100:Pd IX P                                -10.21
                                       FT-SE Gold Mines IX                              -26.36
                                       HANG SENG:HNG KNG $ IX P                         -11.00
                                       Jakarta Composite Index                          -38.50
                                       Jasdaq Index:Yen P                               -44.28
                                       Klse Composite Index                             -16.33
                                       Kospi Index                                      -50.92
                                       Lehman 1-3 Govt/Cred Tr                            8.08
                                       Lehman 1-3 Govt/Credit P                           1.48
                                       Lehman Aggregate Bd P                              4.21
                                       Lehman Aggregate Bd Tr                            11.63
                                       Lehman Cr Bd Int P                                 2.02
                                       Lehman Cr Bd Int Tr                                9.46
                                       Lehman Govt Bd Int P                               3.79
                                       Lehman Govt Bd Int Tr                             10.47
                                       Lehman Govt Bd Long P                             12.60
                                       Lehman Govt Bd Long Tr                            20.29
                                       Lehman Govt Bd P                                   6.30
                                       Lehman Govt Bd Tr                                 13.24
                                       Lehman Govt/Cr Bd P                                4.63
                                       Lehman Govt/Cr Bd Tr                              11.85
                                       Lehman Govt/Cr Int P                               3.16
                                       Lehman Govt/Cr Int Tr                             10.12

                                       Lehman High Yield P                              -14.41
                                       Lehman High Yield Tr                              -5.86
                                       Lehman Muni 10 Yr IX P                             4.73
                                       Lehman Muni 10 Yr IX Tr                           10.76
                                       Lehman Muni 3 Yr IX P                              0.77
                                       Lehman Muni 3 Yr IX Tr                             6.23
                                       Lehman Muni 5 Yr IX Tr                             7.72
                                       Lehman Muni Bond IX P                              5.82
                                       Lehman Muni Bond IX Tr                            11.68
                                       MADRID SE:PST IX P                               -12.68
                                       MDAX GERMAN MC IX TR                              13.93
                                       Merrill All CV EX ID IX                            3.50
                                       Merrill Aus Govt IX TR                            13.28
                                       MERRILL BRADY BD IX LA                            14.55
                                       MERRILL EM BRADY BD IX                            25.84
                                       MERRILL JAPAN GOVT IX TR                           2.29
                                       Merrill Pan-Euro Govt IX                           0.56
                                       ML 10+ Yr Treasury IX Tr                          20.19
                                       ML 1-10 YR CORP BD IX P                            1.93
                                       ML 1-10 YR CORP BD IX TR                           9.34
                                       ML 1-3 Yr Muni IX P                                0.23
                                       ML 1-3 Yr Muni IX Tr                               5.68
                                       ML 1-3 Yr Treasury IX P                            1.53
                                       ML 1-3 Yr Treasury IX Tr                           7.99
                                       ML 1-5 Yr Gv/Cp Bd IX P                            2.16
                                       ML 1-5 Yr Gv/Cp Bd IX Tr                           8.88
                                       ML 15 Yr Mortgage IX P                             3.26
                                       ML 15 Yr Mortgage IX Tr                           10.41
                                       ML 1-5 Yr Treasury IX P                            2.28
                                       ML 1-5 Yr Treasury IX Tr                           8.87
                                       ML 3 MO T-Bill IX Tr                               6.18
                                       ML 3-5 Yr Govt IX P                                3.99
                                       ML 3-5 Yr Govt IX Tr                              10.76
                                       ML 3-7 Yr Muni IX Tr                               8.24
                                       ML Corp Master Index P                             1.47
                                       ML Corp Master Index Tr                            9.13
                                       ML CV BD SPEC QUAL IX P                          -21.96
                                       ML CV BD SPEC QUAL IX TR                         -18.86
                                       ML EMG MKT ASIA P IX                              -7.85
                                       ML EMG MKT ASIA TR IX                              1.84
                                       ML EMG MKT EU ME AFR P                            10.46
                                       ML EMG MKT EU ME AFR TR                           21.28
                                       ML EMG MKT LATIN AM P IX                           0.57
                                       ML EMG MKT LATIN AM TR                            10.61
                                       ML Glbl Govt Bond Inx P                           -2.43
                                       ML Glbl Govt Bond Inx Tr                           2.79
                                       ML Glbl Gv Bond IX II P                           -2.96
                                       ML Glbl Gv Bond IX II Tr                           2.37
                                       ML Global Bond Index P                            -1.06
                                       ML Global Bond Index Tr                            5.00
                                       ML Gov/ Corp Master IX T                          11.95
                                       ML Govt Master Index P                             6.12
                                       ML Govt Master Index Tr                           13.11
                                       ML Govt/Corp Master IX P                           4.74
                                       ML HIGH YLD MASTER 2  P                          -13.50
                                       ML HIGH YLD MASTER 2  TR                          -5.12

                                       ML High Yld Master IX P                          -13.35
                                       ML High Yld Master IX Tr                          -3.79
                                       ML Master Muni IX Tr                              17.15
                                       ML Mortgage Master IX P                            3.63
                                       ML Mortgage Master IX Tr                          11.28
                                       ML Treasury Master IX P                            6.34
                                       ML Treasury Master IX Tr                          13.37
                                       ML US CP/GV 10+ YR IX P                            8.57
                                       ML US CP/GV 10+ YR IX TR                          16.54
                                       ML US DOM MASTER  IX P                             4.38
                                       ML US DOM MASTER  IX TR                           11.73
                                       MSCI AC Americas Free GD                         -11.90
                                       MSCI AC Americas Free ID                         -12.95
                                       MSCI AC Asia Fr-Ja IX GD                         -35.22
                                       MSCI AC Asia Fr-Ja IX ID                         -36.30
                                       MSCI AC Asia Pac - Ja GD                         -28.39
                                       MSCI AC Asia Pac - Ja ID                         -29.75
                                       MSCI AC Asia Pac Fr-J GD                         -29.97
                                       MSCI AC Asia Pac Fr-J ID                         -31.40
                                       MSCI AC Asia Pac IX GD                           -28.15
                                       MSCI AC Asia Pac IX ID                           -28.91
                                       MSCI AC Europe IX GD                              -8.87
                                       MSCI AC Europe IX ID                             -10.37
                                       MSCI AC Fe - Ja IX GD                            -33.98
                                       MSCI AC Fe - Ja IX ID                            -34.99
                                       MSCI AC Fe Free IX GD                            -29.96
                                       MSCI AC Fe Free IX ID                            -30.58
                                       MSCI AC Fe Fr-Ja IX GD                           -36.80
                                       MSCI AC Fe Fr-Ja IX ID                           -37.88
                                       MSCI AC Pac Fr-Jpn IX GD                         -30.73
                                       MSCI AC Pac Fr-Jpn IX ID                         -32.19
                                       MSCI AC Pacific IX ID                            -29.07
                                       MSCI AC World Free IX GD                         -13.94
                                       MSCI AC World Fr-USA GD                          -15.09
                                       MSCI AC World Fr-USA ID                          -16.34
                                       MSCI AC World IX GD                              -13.92
                                       MSCI AC World IX ID                              -15.06
                                       MSCI AC World-USA IX GD                          -15.03
                                       MSCI AC Wrld Fr-Ja IX GD                         -11.93
                                       MSCI AC Wrld Fr-Ja IX ID                         -13.18
                                       MSCI AC Wrld-Ja IX GD                            -11.93
                                       MSCI AC Wrld-Ja IX ID                            -13.18
                                       MSCI Argentina IX GD                             -25.07
                                       MSCI Argentina IX ID                             -26.08
                                       MSCI Australia IX GD                              -9.09
                                       MSCI Australia IX ID                             -11.95
                                       MSCI Australia IX ND                              -9.95
                                       MSCI Austria IX GD                               -11.46
                                       MSCI Austria IX ID                               -13.43
                                       MSCI Austria IX ND                               -11.96
                                       MSCI Belgium IX GD                               -16.25
                                       MSCI Belgium IX ID                               -18.60
                                       MSCI Belgium IX ND                               -16.85
                                       MSCI BRAZIL FREE IX GD                           -11.37
                                       MSCI BRAZIL FREE IX ID                           -14.20
                                       MSCI BRAZIL IX GD                                 -5.68

                                       MSCI BRAZIL IX P                                  -8.65
                                       MSCI Canada IX GD                                  5.64
                                       MSCI Canada IX ID                                  4.42
                                       MSCI Canada IX ND                                  5.34
                                       MSCI Chile IX GD                                 -15.14
                                       MSCI Chile IX ID                                 -16.98
                                       MSCI China Free IX ID                            -32.19
                                       MSCI Colombia IX GD                              -38.85
                                       MSCI Colombia IX ID                              -41.19
                                       MSCI Czech Rep IX GD                               1.62
                                       MSCI Czech Rep IX ID                               0.71
                                       MSCI Denmark IX GD                                 3.71
                                       MSCI Denmark IX ID                                 2.66
                                       MSCI Denmark IX ND                                 3.44
                                       MSCI EAFE - JAPAN IX ND                           -8.94
                                       MSCI EAFE - UK IX GD                             -14.81
                                       MSCI EAFE - UK IX ID                             -15.88
                                       MSCI EAFE - UK IX ND                             -15.07
                                       MSCI EAFE + Canada IX GD                         -13.16
                                       MSCI EAFE + Canada IX ID                         -14.40
                                       MSCI EAFE + Canada IX ND                         -13.37
                                       MSCI EAFE + Em IX GD                             -15.81
                                       MSCI EAFE + EM IX ID                             -17.06
                                       MSCI EAFE + EMF IX GD                            -15.88
                                       MSCI EAFE + EMF IX ID                            -17.13
                                       MSCI EAFE Fr IX ID                               -15.21
                                       MSCI EAFE G IX ID                                -25.19
                                       MSCI EAFE GDP Wt IX GD                           -15.30
                                       MSCI EAFE GDP Wt IX ID                           -16.45
                                       MSCI EAFE GDP Wt IX ND                           -15.53
                                       MSCI EAFE GROWTH IX GD                           -24.40
                                       MSCI EAFE IX GD                                  -13.96
                                       MSCI EAFE IX ID                                  -15.21
                                       MSCI EAFE IX ND                                  -14.17
                                       MSCI EAFE V IX ID                                 -4.63
                                       MSCI EAFE VALUE IX GD                             -2.82
                                       MSCI EASEA IX GD                                  -8.68
                                       MSCI EASEA IX ID                                 -10.26
                                       MSCI EASEA IX ND                                  -8.94
                                       MSCI Em Asia IX GD                               -38.60
                                       MSCI Em Asia IX ID                               -39.32
                                       MSCI Em Eur/Mid East GD                          -22.30
                                       MSCI Em Eur/Mid East ID                          -23.38
                                       MSCI Em Europe IX GD                             -34.64
                                       MSCI Em Europe IX ID                             -35.31
                                       MSCI Em Far East IX GD                           -41.08
                                       MSCI Em Far East IX ID                           -41.76
                                       MSCI Em IX GD                                    -28.84
                                       MSCI Em IX ID                                    -30.00
                                       MSCI Em Latin Am IX GD                           -14.00
                                       MSCI Em Latin Am IX ID                           -15.92
                                       MSCI EMF Asia IX GD                              -41.79
                                       MSCI EMF Asia IX ID                              -42.55
                                       MSCI EMF Far East IX GD                          -45.12
                                       MSCI EMF Far East IX ID                          -45.84
                                       MSCI EMF IX GD                                   -30.61

                                       MSCI EMF IX ID                                   -31.80
                                       MSCI EMF Latin Am IX GD                          -16.57
                                       MSCI EMF Latin Am IX ID                          -18.38
                                       MSCI Europe - UK IX GD                            -7.12
                                       MSCI Europe - UK IX ID                            -8.43
                                       MSCI Europe - UK IX ND                            -7.47
                                       MSCI Europe GDP Wt IX ID                         -19.97
                                       MSCI Europe IX GD                                 -8.14
                                       MSCI Europe IX ID                                  2.36
                                       MSCI Europe IX ND                                 -8.39
                                       MSCI EUROPEAN GR IX GD                           -16.51
                                       MSCI European Union GD                            -9.96
                                       MSCI European Union ID                           -11.48
                                       MSCI EUROPEAN VL IX GD                             0.06
                                       MSCI Far East Free IX ID                         -27.60
                                       MSCI Far East IX GD                              -27.00
                                       MSCI Far East IX ID                              -27.60
                                       MSCI Far East IX ND                              -27.09
                                       MSCI Finland IX GD                               -14.01
                                       MSCI Finland IX ID                               -14.71
                                       MSCI Finland IX ND                               -14.21
                                       MSCI France IX GD                                 -4.06
                                       MSCI France IX ID                                 -5.05
                                       MSCI France IX ND                                 -4.31
                                       MSCI Germany IX GD                               -15.27
                                       MSCI Germany IX ID                               -16.48
                                       MSCI Germany IX ND                               -15.59
                                       MSCI Greece IX GD                                -41.63
                                       MSCI Greece IX ID                                -42.52
                                       MSCI Hong Kong IX GD                             -14.74
                                       MSCI Hong Kong IX ID                             -16.98
                                       MSCI Hongkong IX ND                              -14.74
                                       MSCI Hungary IX GD                               -26.80
                                       MSCI Hungary IX ID                               -27.66
                                       MSCI India IX GD                                 -21.74
                                       MSCI India IX ID                                 -22.82
                                       MSCI Indonesia IX GD                             -61.90
                                       MSCI Indonesia IX ID                             -63.04
                                       MSCI Ireland IX ID                               -14.32
                                       MSCI Israel Dom IX ID                             13.79
                                       MSCI Israel IX ID                                 24.75
                                       MSCI Israel Non Dom Ixid                          46.48
                                       MSCI Italy IX GD                                  -0.82
                                       MSCI Italy IX ID                                  -2.70
                                       MSCI Italy IX ND                                  -1.33
                                       MSCI JAPAN GROWTH IX GD                          -42.98
                                       MSCI Japan IX GD                                 -28.07
                                       MSCI Japan IX ID                                 -28.54
                                       MSCI Japan IX ND                                 -28.16
                                       MSCI JAPAN VALUE IX GD                           -11.01
                                       MSCI Jordan IX GD                                -23.18
                                       MSCI Jordan IX ID                                -24.65
                                       MSCI Kokusai IX GD                               -10.62
                                       MSCI Kokusai IX ID                               -11.86
                                       MSCI Kokusai IX ND                               -10.91
                                       MSCI Korea IX GD                                 -49.62

                                       MSCI Korea IX ID                                 -50.35
                                       MSCI Luxembourg IX ID                              2.20
                                       MSCI Malaysia IX GD                              -15.30
                                       MSCI Malaysia IX ID                              -16.60
                                       MSCI Mexico Free IX GD                           -20.49
                                       MSCI Mexico Free IX ID                           -21.51
                                       MSCI Mexico IX GD                                -20.49
                                       MSCI Mexico IX ID                                -21.51
                                       MSCI N American G IX ID                          -27.09
                                       MSCI N American Vl IX ID                           1.93
                                       MSCI Netherland IX GD                             -3.64
                                       MSCI Netherland IX ID                             -5.41
                                       MSCI Netherland IX ND                             -4.09
                                       MSCI New Zealand IX GD                           -33.05
                                       MSCI New Zealand IX ID                           -36.30
                                       MSCI New Zealand IX ND                           -33.55
                                       MSCI Nordic IX GD                                -14.69
                                       MSCI Nordic IX ID                                -15.58
                                       MSCI Nordic IX ND                                -14.94
                                       MSCI Norway IX GD                                 -0.38
                                       MSCI Norway IX ID                                 -2.40
                                       MSCI Norway IX ND                                 -0.89
                                       MSCI Nth Amer IX GD                              -11.76
                                       MSCI Nth Amer IX ID                              -12.79
                                       MSCI Nth Amer IX ND                              -12.06
                                       MSCI Pac - Japan IX GD                           -15.19
                                       MSCI Pac - Japan IX ID                           -17.48
                                       MSCI Pac - Japan IX ND                           -15.56
                                       MSCI PAC FREE GR IX GD                           -39.87
                                       MSCI PAC FREE VL IX GD                            -9.01
                                       MSCI PAC FR-JPN GR IX GD                         -28.38
                                       MSCI PAC FR-JPN VL IX GD                           2.64
                                       MSCI Pacific Free IX ID                          -26.41
                                       MSCI Pacific Fr-Jpn ID                           -17.48
                                       MSCI Pacific IX GD                               -25.64
                                       MSCI Pacific IX ID                               -26.41
                                       MSCI Pacific IX ND                               -25.78
                                       MSCI Pakistan IX GD                              -11.87
                                       MSCI Pakistan IX ID                              -13.78
                                       MSCI Peru IX GD                                  -23.82
                                       MSCI Peru IX ID                                  -26.72
                                       MSCI Philippines Fr Ixgd                         -45.01
                                       MSCI Philippines Fr Ixid                         -45.29
                                       MSCI Philippines IX GD                           -42.06
                                       MSCI Philippines IX ID                           -42.46
                                       MSCI Portugal IX GD                               -9.90
                                       MSCI Portugal IX ID                              -12.17
                                       MSCI Russia IX GD                                -30.03
                                       MSCI Russia IX ID                                -30.39
                                       MSCI Sing/Mlysia IX GD                           -27.72
                                       MSCI Sing/Mlysia IX ID                           -28.65
                                       MSCI Sing/Mlysia IX ND                           -27.72
                                       MSCI Singapore Fr IX GD                          -27.72
                                       MSCI Singapore Fr IX ID                          -28.65
                                       MSCI South Africa IX GD                          -17.19
                                       MSCI South Africa IX ID                          -19.60

                                       MSCI Spain IX GD                                 -15.54
                                       MSCI Spain IX ID                                 -16.83
                                       MSCI Spain IX ND                                 -15.86
                                       MSCI Sri Lanka IX GD                             -40.73
                                       MSCI Sri Lanka IX ID                             -43.91
                                       MSCI Sweden IX GD                                -21.01
                                       MSCI Sweden IX ID                                -21.94
                                       MSCI Sweden IX ND                                -21.29
                                       MSCI Swtzrlnd IX GD                                6.38
                                       MSCI Swtzrlnd IX ID                                4.88
                                       MSCI Swtzrlnd IX ND                                5.85
                                       MSCI Taiwan IX GD                                -44.90
                                       MSCI Taiwan IX ID                                -45.35
                                       MSCI Thailand IX GD                              -52.60
                                       MSCI Thailand IX ID                              -53.21
                                       MSCI Turkey IX GD                                -45.65
                                       MSCI Turkey IX ID                                -46.16
                                       MSCI UK IX GD                                    -11.53
                                       MSCI UK IX ID                                    -13.55
                                       MSCI UK IX ND                                    -11.53
                                       MSCI USA IX GD                                   -12.54
                                       MSCI USA IX ID                                   -13.56
                                       MSCI USA IX ND                                   -12.84
                                       MSCI Venezuela IX GD                               4.47
                                       MSCI Venezuela IX ID                               0.78
                                       MSCI World - UK IX GD                            -13.11
                                       MSCI World - UK IX ID                            -14.16
                                       MSCI World - UK IX ND                            -13.40
                                       MSCI World - USA IX GD                           -13.16
                                       MSCI World - USA IX ID                           -14.40
                                       MSCI World - USA IX ND                           -13.37
                                       MSCI World Free IX ND                            -13.18
                                       MSCI World GDP Wt IX ID                          -14.90
                                       MSCI WORLD GROWTH IX ID                          -26.12
                                       MSCI World IX Free ID                            -14.05
                                       MSCI World IX GD                                 -12.92
                                       MSCI World IX ID                                 -14.05
                                       MSCI World IX ND                                 -13.18
                                       MSCI WORLD VALUE IX ID                            -1.30
                                       MSCI WORLD-USA GR IX GD                          -24.09
                                       MSCI World-USA VL IX GD                           -1.59
                                       MSCI Wrld - Austrl IX GD                         -12.97
                                       MSCI Wrld - Austrl IX ID                         -14.08
                                       MSCI Wrld - Austrl IX ND                         -13.22
                                       MSCI WRLD EX USA SC ID                            -8.84
                                       MSCI WRLD FINANCIALS GD                           10.62
                                       MSCI WRLD FINANCIALS ID                            8.48
                                       MSCI WRLD HEALTHCARE GD                           26.96
                                       MSCI WRLD HEALTHCARE ID                           25.54
                                       MSCI WRLD INFO TECH GD                           -41.69
                                       MSCI WRLD INFO TECH ID                           -41.80
                                       MSCI WRLD TECH HDWR GD                           -34.84
                                       MSCI WRLD TECH HDWR ID                           -34.98
                                       MSCI WRLD TELECOM GD                             -42.49
                                       MSCI WRLD TELECOM ID                             -41.72
                                       NASDAQ 100 IX P                                  -36.84

                                       NASDAQ Bank IX P                                  14.67
                                       NASDAQ Composite IX P                            -39.29
                                       NASDAQ Industrial IX P                           -33.76
                                       NASDAQ Insurance IX P                             15.67
                                       NASDAQ Natl Mkt Cmp IX                           -39.27
                                       NASDAQ Natl Mkt Ind IX                           -33.73
                                       NASDAQ Transport IX P                             16.14
                                       Nikkei 225 Avg:Yen P                             -27.19
                                       NYSE Composite P                                   1.01
                                       NYSE Finance IX P                                 25.23
                                       NYSE Industrials IX P                             -3.01
                                       NYSE Transportation IX                            -0.84
                                       NYSE Utilities IX P                              -13.81
                                       OSLO SE TOT:FMK IX P                              -1.68
                                       Philippines Composite IX                         -30.26
                                       PSE Technology IX P                              -16.22
                                       Russell 1000 Grow IX Tr                          -22.42
                                       Russell 1000 IX P                                 -8.84
                                       Russell 1000 IX Tr                                -7.79
                                       Russell 1000 Value IX Tr                           7.01
                                       Russell 2000 Grow IX Tr                          -22.43
                                       Russell 2000 IX P                                 -4.20
                                       Russell 2000 IX Tr                                -3.02
                                       Russell 2000 Value IX Tr                          22.83
                                       Russell 3000 IX P                                 -8.52
                                       Russell 3000 IX Tr                                -7.46
                                       Russell Midcap G IX TR                           -11.75
                                       Russell Midcap IX Tr                               8.25
                                       Russell Midcap V  IX TR                           19.18
                                       S & P 100 Index P                                -13.42
                                       S & P 500 Daily Reinv                             -9.10
                                       S & P 500 Index P                                -10.14
                                       S & P 500 Mnthly Reinv                            -9.10
                                       S & P 600 Index P                                 11.02
                                       S & P 600 Index Tr                                11.80
                                       S & P Financial IX P                              23.83
                                       S & P Financial IX Tr                             26.08
                                       S & P Industrial IX Tr                           -16.25
                                       S & P Industrials P                              -17.05
                                       S & P Midcap 400 IX P                             16.21
                                       S & P Midcap 400 IX Tr                            17.50
                                       S & P Transport Index P                           16.88
                                       S & P Transport IX Tr                             18.52
                                       S & P Utility Index P                             54.30
                                       S & P Utility Index Tr                            59.67
                                       S & P/Barra Growth IX Tr                         -22.08
                                       S & P/BARRA MC G IX TR                             9.16
                                       S & P/BARRA MC V IX TR                            27.84
                                       S & P/BARRA SC G IX TR                             0.57
                                       S & P/BARRA SC V IX TR                            20.86
                                       S & P/Barra Value IX Tr                            6.08
                                       SB Cr-Hdg Nn-US Wd IX Tr                           9.64
                                       SB Cr-Hdg Wd Gv Bd IX Tr                          10.67
                                       SB Non-US Wd Gv Bd IX Tr                          -2.63
                                       SB Wd Gv Bd:Austrl IX Tr                          -3.71
                                       SB Wd Gv Bd:Germny IX Tr                           0.51

                                       SB Wd Gv Bd:Japan IX Tr                           -8.47
                                       SB Wd Gv Bd:UK IX Tr                               1.02
                                       SB Wd Gv Bd:US IX Tr                              13.48
                                       SB World Govt Bond IX Tr                           1.59
                                       SB World Money Mkt IX Tr                          -2.74
                                       Straits Times Index                              -22.08
                                       SWISS PERF:SFR IX TR                              11.91
                                       TAIWAN SE:T$ IX P                                -46.04
                                       T-Bill 1 Year Index Tr                             5.96
                                       T-Bill 3 Month Index Tr                            5.99
                                       T-Bill 6 Month Index Tr                            6.08
                                       Thailand Set Index                               -44.14
                                       TOKYO 2ND SCT:YEN IX P                           -25.80
                                       TOKYO SE(TOPIX):YEN IX P                         -25.46
                                       TORONTO 300:C$ IX P                                6.18
                                       TORONTO SE 35:C$ IX P                             17.62
                                       Value Line Cmp IX-Arth                             9.65
                                       Value Line Cmp IX-Geom                            -8.72
                                       Value Line Industrl IX                            -9.41
                                       Value Line Railroad IX                             9.65
                                       Value Line Utilties IX                            10.30

The National Association of Real
Estate Investment Trust:
                                       Real Estate Investment Trust Index                26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

LIBERTY FUNDS TRUST I                    LIBERTY FUNDS TRUST V
LIBERTY HIGH YIELD SECURITIES FUND       LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY INCOME FUND                      LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY STRATEGIC INCOME FUND            LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH    LIBERTY NEW YORK TAX-EXEMPT FUND
  FUND                                   LIBERTY OHIO TAX-EXEMPT FUND
LIBERTY TAX-MANAGED VALUE FUND           LIBERTY GLOBAL YOUNG INVESTOR FUND
LIBERTY TAX-MANAGED GROWTH FUND
LIBERTY TAX-MANAGED GROWTH FUND II       LIBERTY FUNDS TRUST VI
                                         LIBERTY SMALL-CAP VALUE FUND
LIBERTY FUNDS TRUST II                   LIBERTY GROWTH & INCOME FUND
LIBERTY NEWPORT JAPAN OPPORTUNITIES      LIBERTY NEWPORT ASIA PACIFIC FUND
  FUND
LIBERTY NEWPORT GREATER CHINA FUND       LIBERTY FUNDS TRUST VII
LIBERTY MONEY MARKET FUND                LIBERTY NEWPORT TIGER FUND
LIBERTY INTERMEDIATE GOVERNMENT FUND     LIBERTY NEWPORT EUROPE FUND

LIBERTY FUNDS TRUST III                  LIBERTY FLOATING RATE ADVANTAGE FUND
LIBERTY NEWPORT GLOBAL EQUITY FUND
LIBERTY NEWPORT INTERNATIONAL EQUITY     LIBERTY FLOATING RATE FUND
  FUND
LIBERTY SELECT VALUE FUND                LIBERTY-STEIN ROE FUNDS INCOME TRUST
LIBERTY FEDERAL SECURITIES FUND          LIBERTY HIGH YIELD BOND FUND, CLASS A
THE LIBERTY FUND                         LIBERTY INCOME BOND FUND, CLASS A
LIBERTY CONTRARIAN SMALL-CAP FUND        LIBERTY INTERMEDIATE BOND FUND, CLASS A
LIBERTY CONTRARIAN EQUITY FUND
LIBERTY CONTRARIAN INCOME FUND           LIBERTY-STEIN ROE FUNDS INVESTMENT
LIBERTY CONTRARIAN FUND                    TRUST
                                         LIBERTY MIDCAP GROWTH FUND
LIBERTY FUNDS TRUST IV                   LIBERTY FOCUS FUND, CLASS A
LIBERTY HIGH YIELD MUNICIPAL FUND        LIBERTY SMALL COMPANY GROWTH FUND,
LIBERTY TAX-EXEMPT FUND                    CLASS A
LIBERTY TAX-EXEMPT INSURED FUND          LIBERTY CAPITAL OPPORTUNITIES FUND,
LIBERTY UTILITIES FUND                     CLASS A
LIBERTY MUNICIPAL MONEY MARKET FUND      LIBERTY GROWTH INVESTOR FUND

LIBERTY-STEIN ROE ADVISOR TRUST          LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
LIBERTY YOUNG INVESTOR FUND              LIBERTY HIGH INCOME MUNICIPALS FUND,
LIBERTY GROWTH STOCK FUND                  CLASS A
                                         STEIN ROE INTERMEDIATE MUNICIPALS FUND,
                                           CLASSES A, B, C

               Supplement to Statements of Additional Information

On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including each investment advisor and affiliated sub-advisor of the Funds. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisors and affiliated sub-advisor and, therefore, an assignment of their investment advisory and, if applicable, sub-advisory and portfolio management contracts with the Funds. At meetings of shareholders held on September 26, 2001, shareholders of the Funds approved new investment advisory, sub-advisory and portfolio management contracts. The new contracts are substantially identical in all respects to the contracts in effect prior to November 1, 2001 except for their effective and termination dates and other non-material changes.

The investment advisor for each Fund, except those listed in the following paragraphs, is a wholly owned subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The investment advisor for the Liberty Contrarian Funds is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.

The investment advisor for the Liberty Newport Funds is a majority-owned subsidiary of Newport Pacific Management, Inc., which in turn is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Newport Pacific Management, Inc. is located at 580 California Street, San Francisco, CA 94104.

The investment sub-advisor for the Liberty Global Young Investor Fund is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. The Fund's investment sub-advisor is a limited partnership managed by its general partner, WAM Acquisition G.P. ("WAM GP"). WAM GP is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. and is located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

As of November 1, 2001, Keith T. Banks, 45, whose business address is c/o Fleet Asset Management, 590 Madison Avenue, 36th Floor, Mail Stop NY EH 30636A, New York, NY 10022, replaces Stephen E. Gibson as President of each of the above referenced Trusts. In addition to his position as President of the Trusts, Mr. Banks is and has been Chief Investment Officer and Chief Executive Officer of Fleet Asset Management since 2000 and was formerly Managing Director and Head of U.S. Equity for J.P. Morgan Investment Management from 1996 to 2000.

As of November 1, 2001, Kevin M. Carome is no longer Executive Vice President of the Trusts.

                                                                November 2, 2001

LIBERTY FUNDS TRUST I                      LIBERTY FUNDS TRUST IV
Liberty High Yield Securities Fund         Liberty Utilities Fund
Liberty Income Fund
Liberty Strategic Income Fund              LIBERTY FUNDS TRUST VI
Liberty Tax-Managed Aggressive Growth      Liberty Growth & Income Fund
  Fund                                     Liberty Newport Asia Pacific Fund
Liberty Tax-Managed Value Fund             Liberty Small-Cap Value Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II         LIBERTY FUNDS TRUST VII
                                           Liberty Newport Europe Fund
LIBERTY FUNDS TRUST II                     Liberty Newport Tiger Fund
Liberty Intermediate Government Fund
Liberty Money Market Fund                  LIBERTY-STEIN ROE FUNDS INVESTMENT
Liberty Newport Greater China Fund           TRUST
Liberty Newport Japan Opportunities        Liberty Growth Investor Fund
  Fund                                     Liberty Midcap Growth Fund
                                           Liberty Focus Fund Class A
LIBERTY FUNDS TRUST III                    Liberty Small Company Growth Fund
Liberty Contrarian Fund                      Class A
Liberty Contrarian Equity Fund             Liberty Capital Opportunities Fund
Liberty Contrarian Small-Cap Fund            Class A
Liberty Contrarian Income Fund
Liberty Federal Securities Fund            LIBERTY-STEIN ROE FUNDS ADVISOR TRUST
Liberty Newport Global Equity Fund         Liberty Growth Stock Fund
Liberty Newport International Equity
  Fund                                     LIBERTY FLOATING RATE ADVANTAGE FUND
Liberty Select Value Fund
The Liberty Fund                           LIBERTY FLOATING RATE FUND

LIBERTY-STEIN ROE FUNDS INCOME TRUST
Liberty Income Bond Fund Class A
Liberty High Yield Bond Fund Class A
Liberty Intermediate Bond Fund Class A

               SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

The statements of additional information of the above listed funds (the Funds) are amended as follows:

From time to time, Liberty Funds Distributor, Inc. (LFDI) or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the Funds' statements of additional information. With respect to the Funds, LFDI will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts (IRAs) from February 1, 2002 through April 15, 2002. With respect to each of the above listed Funds, LFDI has elected to pay participating broker-dealers an amount equal to 0.50% of the net asset value of the Fund's Class B shares for orders placed for IRAs from February 1, 2002 through April 15, 2002.

                                                                February 1, 2002

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                        Number of
                                                                                        Portfolios
                              Position   Year First                                      in Fund
                                with     Elected or                                      Complex
       Name, Address          Liberty    Appointed       Principal Occupation(s)         Overseen          Other
          and Age              Funds     to Office       During Past Five Years         By Trustee   Directorships Held
          -------              -----     ---------       ----------------------         ----------   ------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker              Trustee      2000      President of UAL Loyalty            103             None
(Age 46)                                              Services and Executive Vice
P.O. Box 66100                                        President of United Airlines
Chicago, IL 60666                                     (airline) since September,
                                                      2001 (formerly Executive
                                                      Vice President from July,
                                                      1999 to September, 2001);
                                                      Chief Financial Officer of
                                                      United Airlines since
                                                      July, 1999; Senior Vice
                                                      President and Chief
                                                      Financial Officer of UAL,
                                                      Inc. prior thereto.

Janet Langford Kelly           Trustee      2000      Executive Vice                      103             None
(Age 44)                                              President-Corporate
One Kellogg Square                                    Development and
Battle Creek, MI 49016                                Administration, General
                                                      Counsel and Secretary,
                                                      Kellogg Company (food
                                                      manufacturer), since
                                                      September, 1999; Senior
                                                      Vice President, Secretary
                                                      and General Counsel, Sara
                                                      Lee Corporation (branded,
                                                      packaged,
                                                      consumer-products
                                                      manufacturer) prior
                                                      thereto.

Richard W. Lowry               Trustee      1995      Private Investor since August,      105             None
(Age 65)                                              1987 (formerly Chairman and
10701 Charleston Drive                                Chief Executive Officer, U.S.
Vero Beach, FL 32963                                  Plywood Corporation (building
                                                      products manufacturer)).

Salvatore Macera               Trustee      1998      Private Investor since 1981         103             None
(Age 70)                                              (formerly Executive Vice
26 Little Neck Lane                                   President and Director of Itek
New Seabury, MA  02649                                Corporation (electronics) from
                                                      1975 to 1981).

                                                                                        Number of
                                                                                        Portfolios
                              Position   Year First                                      in Fund
                                with     Elected or                                      Complex
       Name, Address          Liberty    Appointed       Principal Occupation(s)         Overseen          Other
          and Age              Funds     to Office       During Past Five Years         By Trustee   Directorships Held
          -------              -----     ---------       ----------------------         ----------   ------------------
DISINTERESTED TRUSTEES

Charles R. Nelson              Trustee      2000      Van Voorhis Professor,              103             None
(Age 59)                                              Department of Economics,
Department of Economics                               University of Washington since
University of Washington                              January, 1976; consultant on
Seattle, WA 98195                                     econometric and statistical
                                                      matters.

John J. Neuhauser              Trustee      1985      Academic Vice President and         105          Saucony, Inc.
(Age 58)                                              Dean of Faculties since                            (athletic
84 College Road                                       August, 1999, Boston College                       footwear);
Chestnut Hill, MA 02467-                              (formerly Dean, Boston College                  SkillSoft Corp.
3838                                                  School of Management from                        (e-learning).
                                                      September, 1977 to September,
                                                      1999).


Thomas E. Stitzel              Trustee      1998      Business Consultant since 1999      103               None
(Age 66)                                              (formerly Professor of Finance
2208 Tawny Woods Place                                from 1975 to 1999 and Dean
Boise, ID  83706                                      from 1977 to 1991, College of
                                                      Business, Boise State
                                                      University); Chartered
                                                      Financial Analyst.

Thomas C. Theobald             Trustee      2000      Managing Director, William          103        Xerox Corporation
(Age 64)                                              Blair Capital Partners                             (business
Suite 1300                                            (private equity investing)                        products and
222 West Adams Street                                 since September, 1994                              services),
Chicago, IL 60606                                     (formerly Chief Executive                           Anixter
                                                      Officer and Chairman of the                      International
                                                      Board of Directors,                             (network support
                                                      Continental Bank Corporation).                     equipment
                                                                                                       distributor),
                                                                                                         Jones Lang
                                                                                                       LaSalle (real
                                                                                                     estate management
                                                                                                       services) and
                                                                                                        MONY Group
                                                                                                     (life insurance).

                                                                                         Number of
                                                                                        Portfolios
                              Position   Year First                                      in Fund
                                with     Elected or                                      Complex
       Name, Address          Liberty    Appointed       Principal Occupation(s)         Overseen          Other
          and Age              Funds     to Office       During Past Five Years         By Trustee   Directorships Held
          -------              -----     ---------       ----------------------         ----------   ------------------
DISINTERESTED TRUSTEES

Anne-Lee Verville             Trustee       1998      Author and speaker on               103         Chairman of the
(Age 56)                                              educational systems needs                           Board of
359 Stickney Hill Road                                (formerly General Manager,                     Directors, Enesco
Hopkinton, NH  03229                                  Global Education Industry from                    Group, Inc.
                                                      1994 to 1997, and President,                       (designer,
                                                      Applications Solutions                            importer and
                                                      Division from 1991 to 1994,                      distributor of
                                                      IBM Corporation (global                           giftware and
                                                      education and global                             collectibles).
                                                      applications)).

                                                                                        Number of
                                                                                        Portfolios
                              Position   Year First                                      in Fund
                                with     Elected or                                      Complex
       Name, Address          Liberty    Appointed       Principal Occupation(s)         Overseen          Other
          and Age              Funds     to Office       During Past Five Years         By Trustee   Directorships Held
          -------              -----     ---------       ----------------------         ----------   ------------------
INTERESTED TRUSTEES

William E. Mayer*             Trustee       1994      Managing Partner, Park Avenue       105         Lee Enterprises
(Age 61)
399 Park Avenue                                       Equity Partners (private equity                    (print and
Suite 3204                                            fund) since February, 1999                       on-line media),
New York, NY 10022                                    (formerly Founding Partner,                       WR Hambrecht +
                                                      Development Capital LLC from                      Co. (financial
                                                      November 1996 to February,                           service
                                                      1999; Dean and Professor,                        provider), First
                                                      College of Business and                              Health
                                                      Management, University of                        (healthcare) and
                                                      Maryland from October, 1992 to                  Systech Retail
                                                      November, 1996).                                 Systems (retail
                                                                                                          industry
                                                                                                         technology
                                                                                                          provider).

Joseph R. Palombo*            Trustee       2000      Chief Operating Officer of          103               None
(Age 48)                        and                   Columbia Management Group, Inc.
One Financial Center          Chairman                (Columbia Management Group)
Boston, MA 02111               of the                 since November, 2001; formerly
                               Board                  Chief Operations Officer of
                                                      Mutual Funds, Liberty Financial
                                                      Companies, Inc. from August,
                                                      2000 to November, 2001;
                                                      Executive Vice President of
                                                      Stein Roe & Farnham
                                                      Incorporated (Stein Roe) since
                                                      April, 1999; Executive Vice
                                                      President and Director of the
                                                      Advisor since April, 1999;
                                                      Executive Vice President and
                                                      Chief Administrative Officer of
                                                      Liberty Funds Group, LLC (LFG)
                                                      since April, 1999; Director of
                                                      Stein Roe since September,
                                                      2000; Trustee and Chairman of
                                                      the Board of the Stein Roe
                                                      Mutual Funds since October,
                                                      2000; Manager of Stein Roe
                                                      Floating Rate Limited Liability
                                                      Company since October, 2000
                                                      (formerly Vice President of the
                                                      Liberty Funds from April, 1999
                                                      to August, 2000; Chief
                                                      Operating Officer and Chief
                                                      Compliance Officer, Putnam
                                                      Mutual Funds from December,
                                                      1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                    Year First
                                    Position        Elected or
       Name, Address              With Liberty      Appointed                     Principal Occupation(s)
          and Age                    Funds          to Office                     During Past Five Years
          -------                    -----          ---------                     ----------------------
OFFICERS

Keith T. Banks (Age 46)            President          2001        President of the Liberty Funds since November, 2001;
Columbia Management Group, Inc.                                   Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                                    Columbia Management Group since August, 2000 (formerly
Mail Stop NY EH 30636A                                            Managing Director and Head of U.S. Equity, J.P. Morgan
New York, NY  10022                                               Investment Management from November, 1996 to August,
                                                                  2000).

Vicki L. Benjamin                    Chief            2001        Chief Accounting Officer of the Liberty Funds and
(Age 40)                           Accounting                     Liberty All-Star Funds since June, 2001; Vice President
One Financial Center                Officer                       of LFG since April, 2001 (formerly Vice President,
Boston, MA 02111                                                  Corporate Audit, State Street Bank and Trust Company
                                                                  from May, 1998 to April, 2001; Audit Manager from July,
                                                                  1994 to June, 1997; Senior Audit Manager from July, 1997
                                                                  to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton               Treasurer          2000        Treasurer of the Liberty Funds and of the Liberty
(Age 37)                                                          All-Star Funds since December, 2000 (formerly Controller
One Financial Center                                              of the Liberty Funds and of the Liberty All-Star Funds
Boston, MA 02111                                                  from February, 1998 to October, 2000); Treasurer of the
                                                                  Stein Roe Funds since February, 2001 (formerly
                                                                  Controller from May, 2000 to February, 2001); Senior
                                                                  Vice President of LFG since January, 2001 (formerly Vice
                                                                  President from April, 2000 to January, 2001; Vice
                                                                  President of the Advisor from February, 1998 to October,
                                                                  2000; Senior Tax Manager, Coopers & Lybrand, LLP from
                                                                  April, 1996 to January, 1998).

Michelle G. Azrialy                 Controller         2001       Controller of the Liberty Funds and of the Liberty
(Age 32)                                                          All-Star Funds since May, 2001; Vice President of LFG
One Financial Center                                              since March, 2001 (formerly Assistant Vice President of
Boston, MA 02111                                                  Fund Administration from September, 2000 to February,
                                                                  2001; Compliance Manager of Fund Administration from
                                                                  September, 1999 to August, 2000) (formerly Assistant
                                                                  Vice President and Assistant Treasurer, Chase Global
                                                                  Fund Services - Boston from August, 1996 to September,
                                                                  1999).

Jean S. Loewenberg                  Secretary         2002        Secretary of the Liberty Funds and of the Liberty
(Age 56)                                                          All-Star Funds since February, 2002; Senior Vice
One Financial Center                                              President and Group Senior Counsel, FleetBoston
Boston, MA 02111                                                  Financial Corporation since November, 1996.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The

Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                            Aggregate                                  Total Compensation from the
                        Compensation from     Pension or Retirement     Fund and the Fund Complex
                        the Fund for the       Benefits Accrued as       Paid to the Trustees for
                        Fiscal Year Ended            Part of             the Calendar Year Ended
Trustee                   June 30, 2001         Fund Expenses (a)        December 31, 2001 (b)(c)
-------                   -------------         -----------------        ------------------------

John A. Bacon, Jr                N/A                   N/A                     $ 95,000

Robert J. Birnbaum               N/A                   N/A                       25,300

Tom Bleasdale                 $1,030(d)                N/A                      103,000(d)

William W. Boyd                  N/A                   N/A                       50,000

Lora S. Collins                  951                   N/A                       96,000

James E. Grinnell               1030                   N/A                      100,300

Douglas A. Hacker                761                   N/A                      109,000

Janet Langford Kelly             747                   N/A                      107,000

Richard W. Lowry               1,744                   N/A                      135,300

Salvatore Macera               1,751                   N/A                      110,000

William E. Mayer               1,711                   N/A                      132,300

James L. Moody, Jr             1,030                   N/A                       91,000

Charles R. Nelson                761                   N/A                      109,000

John J. Neuhauser              1,754                   N/A                      132,510

Joseph R. Palombo(e)             N/A                   N/A                          N/A

Thomas Stitzel                 1,698                   N/A                      109,000

Thomas C. Theobald               774                   N/A                      112,000

Anne-Lee Verville              1,738(f)                N/A                      114,000(f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(d) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $1,030 and $103,000, respectively, pursuant to the deferred compensation plan.
(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(f) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $1,738 and $114,000, respectively, pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended June 30, 2001, the Audit Committee convened five times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended June 30, 2001, the Governance Committee convened three times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended June 30, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended June 30, 2001, the Trading Oversight Committee convened three times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                                        Aggregate Dollar Range of Equity
                                      Dollar Range of Equity       Securities Owned in All Funds Overseen by
Name of Trustee                    Securities Owned in The Fund         Trustee in Liberty Fund Complex
---------------                    ----------------------------         -------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (h)                            $0                               Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                               $0                               Over $100,000
John J. Neuhauser (h)                    $10,001-$50,000                         Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                        $50,001-$100,000                        Over $100,000

INTERESTED TRUSTEES

William E. Mayer (h)                            $0                              $50,001-$100,000
Joseph R. Palombo                               $0                                 $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PART C OTHER INFORMATION (Liberty Funds Trust VI)

Item 15. Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

        (1)(a)   Agreement and Declaration of Trust dated December 30, 1991(2)

        (1)(b)   Amendment No. 1 dated April 1, 1999 to the Agreement and
                 Declaration of Trust(3)

        (1)(c)   Amendment No. 2 dated January 26, 2001 to the Agreement and
                 Declaration of Trust(4)

        (2)      Amended By-Laws dated 6/20/01(4)

        (3)      Not Applicable

        (4)      Agreement and Plan of Reorganization dated April 22, 2002 among
                 Liberty Contrarian Small-Cap Fund, Liberty Small-Cap Value Fund and Columbia Management Group, Inc. (filed as Appendix A to
                 Part A of this Registration Statement)

        (5)      Article III, Section 4, Article V, Section 1, Article VIII
                 Section 4 and Article IX Sections 1 and 7 of the Agreement and
                 Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders

        (6) Form of Management Agreement between Liberty Funds Trust VI on behalf of Liberty Small-Cap Value Fund and Colonial Management
                 Associates, Inc.(5)

        (7)(a)   Distribution Agreement between the Registrant and Liberty Funds
                 Distributor, Inc.(3)

        (7)(b) Appendix I to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in
                 Part C, Item 23 of Post-Effective Amendment No. 28 to the
                 Registration Statement on Form N-1A of Liberty Funds Trust V
                 (File Nos. 33-12109 & 811-5030), filed with the Commission on or about November 15,

                 2000 and is hereby incorporated by reference and made a part of this Registration Statement

        (7)(c)   Form of Selling Agreement - filed as Exhibit 6(b) in Part C,
                 Item 24(b) of Post-Effective Amendment No. 49 to the
                 Registration Statement on Form N-1A of Liberty Funds Trust I
                 (File Nos. 2-15184 and 811-881), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

        (8)      Not Applicable

        (9)      Form of Custodian Contract between Registrant and State Street
                 Bank and Trust Company dated October 10, 2001 - filed as Exhibit
                 (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the
                 Registration Statement on Form N-1A of Liberty Funds Trust II
                 (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and hereby incorporated by reference and made a part of this Registration Statement

        (10)(a)  Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C,
                 Item 23 of Post-Effective Amendment No. 56 to the Registration
                 Statement on Form N-1A of Liberty Funds Trust II (File Nos.
                 2-66976 and 811-3009), filed with the Commission on or about
                 October 25, 2001 and is hereby incorporated by reference and made a part of this Registration Statement

        (10)(b)  12b-1 Plan Implementing Agreement between the Registrant and
                 Liberty Funds Distributor, Inc.(3)

        (10)(c)  Appendix I to the 12b-1 Plan Implementing Agreement between the
                 Registrant and Liberty Funds Distributor, Inc. - filed as
                 Exhibit (e)(4) in Part C, Item 23 of Post-Effective Amendment
                 No. 28 to the Registration Statement on Form N-1A of Liberty
                 Funds Trust V (File Nos. 33-12109 & 811-5030), filed with the
                 Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (10)(d) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of
                 Post-Effective Amendment No. 66 to the Registration Statement on
                 Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and
                 811-2214), filed with the Commission on or about December 21, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

        (11) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Liberty Contrarian Small-Cap Fund(5)

        (12)     Opinion and Consent of Ropes & Gray on Tax Matters and
                 Consequences to Shareholders with respect to the Acquisition of Liberty Contrarian Small-Cap Fund(6)

        (13)     Not Applicable

        (14)(a)  Consent of Independent Auditors (E&Y)

        (14)(b)  Consent of Independent Accountants (PWC)

        (15)     Not Applicable

        (16)     Power of Attorney for Douglas A. Hacker, Janet Langford Kelly,
                 Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R.
                 Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel,
                 Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item
                 23 of Post-Effective Amendment No. 68 to the Registration
                 Statement on Form N-1A of Liberty Funds Trust I (File Nos.
                 2-41251 and 811-2214), filed with the

                 Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(a)  Amended and Restated Shareholders' Servicing and Transfer Agent
                 Agreement as amended(1)

        (17)(b)  Amendment No. 19 to Schedule A of Amended and Restated
                 Shareholders' Servicing and Transfer Agent Agreement as amended
                 - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective
                 Amendment No. 56 to the Registration Statement on Form N-1A of
                 Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 25, 2001, and hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(c)  Amendment No. 25 to Appendix I of Amended and Restated
                 Shareholders' Servicing and Transfer Agent Agreement as amended
                 - filed as Exhibit (h)(3) in Part C, Item 23 of Post-Effective
                 Amendment No. 67 to the Registration Statement on Form N-1A of
                 Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 11, 2002, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(d)  Pricing and Bookkeeping Agreement with Colonial Management
                 Associates, Inc.(1)

        (17)(e)  Amendment to Pricing and Bookkeeping Agreement dated July 1,
                 2001 - filed as Exhibit (h)(5) in Part C, Item 23 of
                 Post-Effective Amendment No. 56 to the Registration Statement on
                 Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and
                 811-3009), filed with the Commission on or about October 26, 2001, and hereby incorporated by reference and made a part of this Registration Statement

        (17)(f)  Appendix I of Pricing and Bookkeeping Agreement - filed as
                 Exhibit (h)(6) in Part C, Item 23 of Post-Effective Amendment
                 No. 56 to the Registration Statement on Form N-1A of Liberty
                 Funds Trust II (File Nos. 2-66976and 811-3009), filed with the
                 Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(g) Amended and Restated Credit Agreement with Bank of America - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective
                 Amendment No. 110 to the Registration Statement on Form N-1A of
                 Liberty Funds Trust III (File Nos. 2-15184 & 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(h)  Amendment dated June 30, 2000 to the Amended and Restated Credit
                 Agreement with Bank of America - filed as Exhibit (h)(7) in Part
                 C, Item 23 of Post-Effective Amendment No. 115 to the
                 Registration Statement on Form N-1A of Liberty Funds Trust III
                 (File Nos. 2-15184 & 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

        (17)(i)  Second Amendment dated January 26, 2001 to the Amended and
                 Restated Credit Agreement with Bank of America, N.A. - filed as
                 Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment
                 No. 64 to the Registration Statement on Form N-1A of Liberty
                 Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the
                 Commission on or abut February 27, 2001, and is hereby incorporated by reference and made a part of this Registration
                 Statement

        (17)(j)  Third Amendment dated May 14, 2001 to the Amended and Restated
                 Credit Agreement with Bank of America, N.A.(4)

        (17)(k)  Fourth Amendment dated June 1, 2001 to the Amended and Restated
                 Credit Agreement with Bank of America, N.A.(4)

        (17)(l)  Code of Ethics of the Liberty Companies as revised December 18,
                 2001 - filed in Part C, Item 23 of Post-Effective Amendment No.
                 45 to the Registration Statement on Form N-1A of Liberty-Stein
                 Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated and made a part of this Registration Statement

        (17)(m)  Form of Proxy Card and Proxy Insert of Liberty Contrarian
                 Small-Cap Fund

        (17)(n) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration
                 Statement:

                 The Prospectuses of the Liberty Contrarian Small-Cap Fund dated
                 March 1, 2002 with respect to the Class A, B, C, I and Z shares
                 - 00000021847-02-000067

                 The Prospectus of the Liberty Small-Cap Value Fund with dated
                 November 1, 2001 with respect to the Class A, B, C and Z shares
                 - 0000021847-01-500182

                    As supplemented on November 2, 2001 - 0000021847-01-500212

                    As supplemented on December 27, 2001 with respect to the Class A, B and C shares - 0000021847-01-500254

                    As supplemented on December 27, 2001 with respect to the Class Z shares - 0000021847-01-500254

                 The Statement of Additional Information of the Liberty
                 Contrarian Small-Cap Fund dated March 1, 2002 with respect to the Class A, B, C, I and Z shares - 0000021847-02-000067

                    As supplemented on February 1, 2002 - 0000021847-02-000035

                 Management's discussion of Fund performance, the Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Liberty Contrarian
                 Small-Cap Fund dated October 31, 2001 - 0000950135-02-000045

                 The following documents, each filed via EDGAR and listed with its filing accession number, is incorporated by reference into the Statement of Additional Information that is part of this Registration Statement.

                 Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Liberty Small-Cap
                 Value Fund dated June 30, 2002 - 0000891804-02-001583

                 Management's discussion of Fund performance, the Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Liberty Contrarian
                 Small-Cap Fund dated October 31, 2001 - 0000950135-02-000045

                 The financial statements included in the Contrarian Small-Cap
                 Fund's Semi-Annual Report to Shareholders dated April 30,
                 2002 - 0000891804-02-001292

(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 10 on Form N-1A, filed with the Securities and Exchange Commission on or about September 27, 1996.

(2) Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 on Form N-1A, filed with the Securities and Exchange Commission on or about October 28, 1996.

(3) Incorporated by reference to the Registrant's Post-Effective Amendment No. 17 on Form N-1A, filed with the Securities and Exchange Commission on or about May 24, 1999.

(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 23 on Form N-1A, filed with the Securities and Exchange Commission on or about August 31, 2001.

(5) Previously filed. Incorporated by reference to the exhibit of the same number filed in the Registrant's Registration Statement on Form N-14, Securities Act file number 333-85020, filed on March 27, 2002.

(6) Previously filed. Incorporated by reference to the exhibit of the same number filed in the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14, filed with the Securities and Exchange Commission on April 25, 2002.


Item 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                  ************

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust VI (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Funds Trust VI, in the City of Boston and The Commonwealth of Massachusetts on this 23rd day of August, 2002.


                                           LIBERTY FUNDS TRUST VI


                                           By:  /s/ KEITH T. BANKS
                                                ------------------
                                                Keith T. Banks
                                                President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                       TITLE                              DATE
----------                       -----                              ----

/s/ KEITH T. BANKS               President                          August 23, 2002
-------------------
    Keith T. Banks

/s/ J. KEVIN CONNAUGHTON         Treasurer (Principal               August 23, 2002
------------------------         Financial Officer)
    J. Kevin Connaughton


/S/ VICKI L. BENJAMIN            Chief Accounting Officer           August 23, 2002
---------------------            (Principal Accounting Officer)
    Vicki L. Benjamin

DOUGLAS A. HACKER*              Trustee
------------------
Douglas A. Hacker

JANET LANGFORD KELLY*           Trustee
---------------------
Janet Langford Kelly

RICHARD W. LOWRY*               Trustee
----------------
Richard W. Lowry

SALVATORE MACERA*               Trustee
----------------
Salvatore Macera

WILLIAM E. MAYER*               Trustee                  */s/ RUSSELL L KANE
----------------                                         ---------------------
William E. Mayer                                              Russell L. Kane
                                                              Attorney-in-fact
                                                              For each Trustee
DR. CHARLES R. NELSON*          Trustee                       August 23, 2002
----------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*              Trustee
-----------------
John J. Neuhauser

JOSEPH R. PALOMBO*              Trustee
-----------------
Joseph R. Palombo

THOMAS E. STITZEL*              Trustee
-----------------
Thomas E. Stitzel

THOMAS C. THEOBALD*             Trustee
-------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*              Trustee
-----------------
Anne-Lee Verville

                                  EXHIBIT INDEX

EXHIBIT
(14)(a)   Consent of Independent Auditors (E&Y)

(14)(b)   Consent of Independent Accountants (PWC)

(17)(m)   Form of Proxy Card and Proxy Insert of Liberty Contrarian Small-Cap
          Fund